Allianz Life Insurance Company of New York

Stewart Gregg
Senior Securities Counsel
Corporate Legal
5701 Golden Hills Drive
Minneapolis, MN  55416-1297

Telephone:  763-765-2913
Telefax:       763-765-6355
stewart.gregg@allianzlife.com
www.allianzlife.com

VIA EDGAR

August 2, 2012

Securities and Exchange Commission
Office of Insurance Products
100 F Street, NE
Washington, DC    20549-4644

Re:          Allianz Life of NY Variable Account C
Registration Statement Nos. 333-180722 and 811-05716

Dear Sir/Madam:

Accompanying this letter for filing pursuant to Rule 497(c) under the Securities Act of 1933, are the definitive versions of the Prospectus and Statement of Additional Information, dated July 30, 2012, for the above referenced Registrant.

Please contact me with any questions or comments you may have concerning the enclosed. I can be reached at the address listed above or at (763) 765-2913.

Sincerely,

Allianz Life Insurance Company of New York

By: /s/     Stewart D. Gregg
Stewart D. Gregg

THE ALLIANZ RETIREMENT ADVANTAGESM NEW YORK

VARIABLE ANNUITY CONTRACT ISSUED BY

ALLIANZ LIFE® OF NY VARIABLE ACCOUNT C AND

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

This prospectus describes an individual flexible purchase payment variable deferred annuity contract (Contract) issued by Allianz Life Insurance Company of New York (Allianz Life® of New York, we, us, our). The Contract is designed to be used by purchasers who are working with a registered investment adviser.

This Contract allows you (the Owner) to allocate the money you put in the Contract (Purchase Payments) between the two available accounts (the Accounts). Your Contract automatically includes the Retirement Protection Account and you may be able to choose between the Heritage Account and Portfolio Choice Account as set out in section 1, The Variable Annuity Contract. The Portfolio Choice Account, Heritage Account and Retirement Protection Account are not separate legal entities. They are different groupings of investment and insurance features available under the Contract. The Accounts are subject to fees that are computed and assessed differently.

The Portfolio Choice Account offers a variety of standard features including multiple variable investment options (Investment Options) and annuitization options (Annuity Options), systematic withdrawals, and dollar cost averaging. The Heritage Account is designed for those who want a guaranteed death benefit (Heritage Death Benefit). The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Lifetime Income Payments) until annuitization, and a guaranteed death benefit (Maximum Anniversary Death Benefit).

The Maximum Anniversary Death Benefit is available for a period of time after Lifetime Income Payments begin. Payments can begin as early as age 65 or as late as age 90. If you are required to annuitize your Contract as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments at least equal to the Lifetime Income Payments you are then receiving as described in section 11, The Annuity Phase – When Annuity Payments Begin.

If you allocate money to the Heritage Account or Retirement Protection Account we restrict your Investment Option selection and allocations, and rebalance your investment value in these Accounts (Heritage Account Value or Retirement Protection Account Value) quarterly. You can transfer Account Value between your two Accounts before you start Lifetime Income Payments. Withdrawals and transfers from the Heritage Account and Retirement Protection Account reduce each Account’s guaranteed values and may cause guaranteed benefits (Heritage Death Benefit, Lifetime Income Payments and/or the Maximum Anniversary Death Benefit) to end prematurely.

All guarantees under the Contract are the obligations of Allianz Life of New York and are subject to the claims paying ability of Allianz Life of New York.

Please read this prospectus before investing and keep it for future reference. It contains important information about your annuity and Allianz Life of New York that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.

Allianz Life of New York Variable Account C is the Separate Account that holds the assets that underlie the Contract. Additional information about the Separate Account has been filed with the Securities and Exchange Commission (SEC) and is available upon written or oral request without charge, or on the EDGAR database on the SEC’s website (http://www.sec.gov). A Statement of Additional Information (SAI) dated the same date as this prospectus includes additional information about the annuity offered by this prospectus. The SAI is incorporated by reference into this prospectus. The SAI is filed with the SEC and is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI’s table of contents appears after the Privacy and Security Statement in this prospectus. The prospectus, SAI and other Contract information are also available on the EDGAR database.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal. Variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask the person who provided you purchase advice regarding this Contract (your Financial Professional) about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.

Dated: July 30, 2012

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

The Investment Options below are available as follows:

Investment Options:	Available with:
All Investment Options	Portfolio Choice Account
Investment Options with a *	Heritage Account and Retirement Protection Account

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

ALLIANZ FUND OF FUNDS
AZL FusionSM Balanced Fund
AZL FusionSM Conservative Fund
AZL FusionSM Growth Fund
AZL FusionSM Moderate Fund
ALLIANZ GLOBAL INVESTORS CAPITAL
AZL® Allianz AGIC Opportunity Fund
BLACKROCK
AZL® BlackRock Capital Appreciation Fund
AZL® International Index Fund*
AZL® Mid Cap Index Fund*
AZL® Money Market Fund*
AZL® Russell 1000 Growth Index Fund*
AZL® Russell 1000 Value Index Fund*
AZL® S&P 500 Index Fund
AZL® Small Cap Stock Index Fund*
BlackRock Equity Dividend V.I. Fund
BlackRock Global Allocation V.I. Fund*
COLUMBIA
AZL® Columbia Mid Cap Value Fund
AZL® Columbia Small Cap Value Fund
DAVIS
AZL® Davis New York Venture Fund
DREYFUS
AZL® Dreyfus Research Growth Fund
Dreyfus VIF Appreciation Portfolio
EATON VANCE
Eaton Vance VT Floating-Rate Income Fund
FEDERATED
AZL® Federated Clover Small Value Fund
FIDELITY MANAGEMENT & RESEARCH COMPANY
Fidelity VIP Emerging Markets Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Strategic Income Portfolio

FRANKLIN TEMPLETON
AZL® Franklin Templeton Founding Strategy Plus Fund
Franklin High Income Securities Fund*
Franklin Income Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Strategic Income Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Franklin U.S. Government Fund*
Mutual Shares Securities Fund
Templeton Global Bond Securities Fund*
Templeton Growth Securities Fund
GATEWAY
AZL® Gateway Fund*
INVESCO
AZL® Invesco Equity and Income Fund
AZL® Invesco Growth and Income Fund
AZL® Invesco International Equity Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco Van Kampen V.I. American Value Fund
J.P. MORGAN
AZL® JPMorgan International Opportunities Fund
AZL® JPMorgan U.S. Equity Fund
JPMorgan Insurance Trust Core Bond Portfolio
LAZARD
Lazard Retirement International Equity Portfolio
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
LEGG MASON
Legg Mason ClearBridge Variable Aggressive Growth Portfolio
Legg Mason Dynamic Multi-Strategy VIT Portfolio
MFS
AZL® MFS Investors Trust Fund
AZL® MFS Value Fund
MFS VIT II International Value Portfolio
MFS VIT Research Bond Portfolio
MFS VIT Utilities Portfolio

MORGAN STANLEY
AZL® Morgan Stanley Global Real Estate Fund*
AZL® Morgan Stanley Mid Cap Growth Fund
NFJ
AZL® NFJ International Value Fund
OPPENHEIMER FUNDS
AZL® Oppenheimer Discovery Fund
Oppenheimer International Growth Fund/VA
PIMCO
PIMCO EqS Pathfinder Portfolio
PIMCO VIT All Asset Portfolio
PIMCO VIT CommodityRealReturn® Strategy Portfolio*
PIMCO VIT Emerging Markets Bond Portfolio*
PIMCO VIT Global Bond Portfolio (Unhedged)*
PIMCO VIT Global Multi-Asset Portfolio*
PIMCO VIT High Yield Portfolio*
PIMCO VIT Low Duration Portfolio
PIMCO VIT Real Return Portfolio*
PIMCO VIT Total Return Portfolio*
PIMCO VIT Unconstrained Bond Portfolio*
PYRAMIS
AZL® Pyramis® Core Bond Fund
SCHRODER
AZL® Schroder Emerging Markets Equity Fund*
T. ROWE PRICE
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Health Sciences Portfolio
WADDELL & REED INVESTMENT MANAGEMENT COMPANY
Ivy Funds VIP Asset Strategy Portfolio
Ivy Funds VIP Energy Portfolio
Ivy Funds VIP Global Natural Resources Portfolio
Ivy Funds VIP Growth Portfolio
Ivy Funds VIP Mid Cap Growth Portfolio
Ivy Funds VIP Science and Technology Portfolio

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

TABLE OF CONTENTS

Glossary		4		Premium Tax	35
Fee Tables		7		Income Tax	35
	Owner Transaction Expenses	7		Investment Option Expenses	35
	Owner Periodic Expenses	7	9.	Access to Your Money	35
	Contract Annual Expenses	7		Systematic Withdrawal Program	36
	Annual Operating Expenses of the Investment Options	7		The Minimum Distribution Program and Required
	Examples	8		Minimum Distribution (RMD) Payments	37
1.	The Variable Annuity Contract	9		Suspension of Payments or Transfers	37
	When the Accumulation Phase Ends	10	10.	Lifetime Income Payments	37
	When The Contract Ends	11		Lifetime Income Payment Overview	38
2.	Comparing the Portfolio Choice Account, Heritage			Benefit Base	38
	Account and Retirement Protection Account	12		Quarterly Anniversary Value	39
3.	Ownership, Annuitants, Covered Persons,			Requesting Lifetime Income Payments	39
	and Payees	14		Calculating Your Lifetime Income Payments	40
	Owner	14		Automatic Annual Lifetime Income Payment Increases	41
	Joint Owners	14		Taxation of Lifetime Income Payments	42
	Annuitant	14		When the Income Phase Ends	42
	Beneficiary	14	11.	The Annuity Phase	43
	Covered Person	14		Calculating Your Annuity Payments	43
	Payee	15		Annuity Payment Options	43
	Assignment, Changes of Ownership and			When Annuity Payments Begin	44
	OtherTransfers of a Contract	15	12.	Death Benefit	45
4.	Purchasing the Contract	15		Heritage Death Benefit	45
	Purchase Payments	15		Maximum Anniversary Death Benefit	45
	Allocation of Purchase Payments and			Death of the Owner and/or Annuitant	46
	Transferred Account Values	16		Death Benefit Payment Options During the
	Heritage Account and Retirement Protection Account			Accumulation and Income Phases	46
	Investment Option Allocation Restrictions and		13.	Taxes	47
	Quarterly Rebalancing	17		Qualified and Non-Qualified Contracts	47
	Automatic Investment Plan (AIP)	18		Taxation of Annuity Contracts	48
	Dollar Cost Averaging (DCA) Program	18		Tax-Free Section 1035 Exchanges	48
	Faxed Applications	19	14.	Other Information	49
	Free Look/Right-to-Examine Period	19		Allianz Life of New York	49
5.	Valuing Your Contract	19		The Separate Account	49
	Accumulation Units	19		Distribution	49
	Computing the Contract Value and Account Values	20		Additional Credits for Certain Groups	50
6.	Investment Options	20		Administration/Allianz Service Center	51
	Substitution and Limitation on Further Investments	28		Legal Proceedings	51
	Transfers Between Investment Options	29		Financial Statements	51
	Electronic Investment Option Transfer and			Status Pursuant to Securities Exchange Act of 1934	51
	Allocation Instructions	29	15.	Privacy and Security Statement	52
	Excessive Trading and Market Timing	30	16.	Table of Contents of the Statement of Additional
	Flexible Rebalancing Program	31		Information (SAI)	53
	Financial Advisers – Asset Allocation Programs	32
	Voting Privileges	32	Appendix A – Annual Operating Expenses for
7.	Our General Account	32		Each Investment Option	54
8.	Expenses	33	Appendix B – Effects of Partial Withdrawals and
	Portfolion Choice Account Fee	33		Transfers on the Values Available Under the
	Heritage Account Fee	33	Retirement Protection Account		57
	Retirement Protection Account Fee	34
	Contract Maintenance Charge	34	For Service or More Information		58
	Transfer Fee	35		Addresses for mailing checks	58

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

GLOSSARY

This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.

Account(s) – the Retirement Protection Account and either the Portfolio Choice Account or Heritage Account. Each Account is a separate grouping of investment and insurance features under this Contract. They are not separate legal entities.

Account Value(s) – the Retirement Protection Account Value and either the Portfolio Choice Account Value or Heritage Account Value.

Accumulation Phase – the initial phase of your Contract before you apply your total Contract Value to Annuity Payments. This phase begins on the Issue Date and ends for each Account as described in section 1, The Variable Annuity Contract.

Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.

Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract.

Annuity Options – the annuity income options available to you under the Contract.

Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.

Annuity Phase – the phase the Portfolio Choice Account or Heritage Account is in once Annuity Payments begin. The Annuity Phase begins on the Annuity Date and ends when we make the last Annuity Payment under your selected Annuity Option as set out in section 11, The Annuity Phase.

Beneficiary – unless otherwise required by the Contract, the person(s) or entity the Owner designates to receive any death benefit.

Benefit Anniversary – a twelve-month anniversary of the Benefit Election Date or any subsequent twelve-month Benefit Anniversary.

Benefit Base – the amount we use to determine the initial annual maximum Lifetime Income Payment.

Benefit Election Date – the Business Day we receive your request in Good Order at our Service Center, to begin Lifetime Income Payments and you lock in the initial payment percentage based on the current treasury rate, which is the Ten-year U.S. Constant Maturity Treasury rate.

Benefit Year – any period of twelve months beginning on the Benefit Election Date or on a subsequent Benefit Anniversary.

Business Day – each day on which the New York Stock Exchange is open for trading, except when an Investment Option does not value its shares. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day closes when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.

Contract – the deferred annuity contract described by this prospectus.

Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent twelve-month Contract Anniversary.

Contract Value – on any Business Day, the sum of your Retirement Protection Account Value and either the Portfolio Choice Account Value or Heritage Account Value.

Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.

Covered Person – the person upon whose age and lifetime we base availability of the Contract and Lifetime Income Payments.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Excess Withdrawal – the amount of any withdrawal you take from the Retirement Protection Account while you are receiving Lifetime Income Payments that, when added to other withdrawals taken during the Benefit Year, is greater than your annual maximum permitted payment.

Financial Professional – the person who advises you regarding the Contract. A Financial Professional may be a securities registered representative and/or a registered investment advisory representative.

Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes provision of information on the correct form, with any required certifications or guarantees, received by the Service Center from the correct mailing address. If you have questions about the information we require, please contact the Service Center.

Heritage Account – a group of investment and insurance features available to you under this Contract. The Heritage Account is designed for those who want a guaranteed death benefit through the Heritage Death Benefit. Qualified Contracts automatically include the Heritage Account. For Non-Qualified Contracts, you can select either the Heritage Account or Portfolio Choice Account at issue.

Heritage Account Value – on any Business Day it is equal to the sum of the values in your selected Heritage Account Investment Options. The Heritage Account Value reflects the deduction of any contract maintenance charge, transfer fee and Heritage Account fee.

Heritage Base – the Purchase Payment allocations and transfers into the Heritage Account adjusted for withdrawals and transfers out of the Heritage Account used to determine the Heritage Death Benefit.

Heritage Death Benefit – we base the guaranteed death benefit provided by the Heritage Account on the Heritage Base, which is Purchase Payment allocations and transfers into the Heritage Account, adjusted for withdrawals and transfers out of the Heritage Account.

Income Phase – the phase the Retirement Protection Account is in once you request Lifetime Income Payments. The Income Phase begins on the Benefit Election Date and ends as set out in section 10, Lifetime Income Payments.

Investment Options – the variable investments available to you under the Contract whose performance is based on the securities in which they invest.

Issue Date – the date shown on the Contract that starts the first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date. We must receive your initial Purchase Payment and all necessary information before we issue the Contract.

Joint Owners – two Owners who own a Contract.

Lifetime Income Payment – the payment we make to you under the Retirement Protection Account.

Maximum Anniversary Death Benefit – the death benefit provided by the Retirement Protection Account.

Maximum Anniversary Value – the highest Retirement Protection Account Value on any Contract Anniversary before age 91, adjusted for subsequent Purchase Payment allocations and transfers to the Retirement Protection Account, and adjusted for subsequent withdrawals and transfers from the Retirement Protection Account, used to determine the Maximum Anniversary Death Benefit as discussed in section 12.

Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code.

Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.

Payee – the person or entity who receives Annuity Payments during the Annuity Phase.

Payment Date – the date Lifetime Income Payments begin.

Portfolio Choice Account – a group of investment and insurance features available to you under this Contract. The Portfolio Choice Account offers a variety of standard variable annuity features, but does not offer any guaranteed values. Only available at issue if you purchase a Non-Qualified Contract. Not available after issue or on Qualified Contracts.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Portfolio Choice Account Value – on any Business Day it is equal to the sum of the values in your selected Portfolio Choice Account Investment Options. The Portfolio Choice Account Value reflects the deduction of any contract maintenance charge, transfer fee and Portfolio Choice Account fee.

Purchase Payment – the money you put into the Contract.

Qualified Contract – a Contract purchased under a pension or retirement plan qualified for special tax treatment under sections of the Internal Revenue Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA or 403(b) contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, Traditional IRAs and Simplified Employee Pension (SEP) IRAs.

Quarterly Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

Quarterly Anniversary Value – the highest Retirement Protection Account Value on any Quarterly Anniversary before age 91, adjusted for subsequent Purchase Payment allocations and transfers to the Retirement Protection Account, and adjusted for subsequent withdrawals and transfers from the Retirement Protection Account, used to determine the Retirement Protection Account’s Benefit Base as discussed in section 10.

Retirement Protection Account – a group of investment and insurance features available to you under this Contract. The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals called Lifetime Income Payments, and/or a guaranteed death benefit through the Maximum Anniversary Death Benefit. The Retirement Protection Account provides no Lifetime Income Payment until the Covered Person is at least age 65.

Retirement Protection Account Value – on any Business Day it is equal to the sum of the values in your selected Retirement Protection Account Investment Options. The Retirement Protection Account Value reflects the deduction of any contract maintenance charge, transfer fee and Retirement Protection Account fee.

Separate Account – Allianz Life of NY Variable Account C is the Separate Account that issues your Contract. It is a separate investment account of Allianz Life of New York. The Separate Account holds the assets invested in the Investment Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

Service Center – the area of our Company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.

Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

FEE TABLES

These tables describe the fees and expenses you pay when purchasing, owning and taking a withdrawal from the Contract, or transferring Account Value between Investment Options and/or Accounts. For more information, see section 8, Expenses.

OWNER TRANSACTION EXPENSES

Sales/withdrawal charge ……………………….	None
Transfer Fee(1) ……………………………………	$25
(for each transfer after twelve in a Contract Year)
Premium Tax(2) ……………………………………	3.5%
(as a percentage of each Purchase Payment)
OWNER PERIODIC EXPENSES

Contract Maintenance Charge(3) ………………	$50
(per Contract per year)
CONTRACT ANNUAL EXPENSES(4)

	Portfolio Choice Account	Heritage Account		Retirement Protection Account
		Maximum	Current(5)	Maximum	Current(5)
Portfolio Choice Account Fee (as a percentage of each Portfolio Choice Account Investment Options’ net asset value)	0.35%
Heritage Account Fee (as a percentage of the Heritage Base)		1.75%	0.85%
Retirement Protection Account Fee (as a percentage of the Benefit Base)				1.75%	1.05%

ANNUAL OPERATING EXPENSES OF THE INVESTMENT OPTIONS

Following are the minimum and maximum total annual operating expenses charged by any of the Investment Options for the period ended December 31, 2011, before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of an Investment Option’s average daily net assets.

	Minimum	Maximum
Total annual Investment Option operating expenses(6) (including management fees, distribution or 12b-1 fees, and other expenses) before fee waivers and expense reimbursements	0.52%	1.70%

(1)
We count all transfers made in the same Business Day as one transfer. Automatic program and Account related transfers, and transfers between the same Investment Option in the two Accounts are not subject to the transfer fee and do not count against the free transfers we allow as discussed in section 8, Expenses – Transfer Fee. Transfers are subject to the market timing policies discussed in section 6, Investment Options – Excessive Trading and Market Timing.

(2)
New York does not currently impose this tax, but we reserve the right to deduct it from your Contract Value if New York chooses to impose it in the future. This is the current maximum charge imposed in other states as discussed in section 8, Expenses – Premium Tax.

(3)	Waived if the Contract Value is at least $100,000 as discussed in section 8, Expenses – Contract Maintenance Charge.
(4)
Account fees only apply when you make allocations to that Account. For example, if you do not allocate to the Retirement Protection Account or move all money from an Account, you will not pay the Retirement Protection Account fee.

(5)	The current Heritage Account fee and Retirement Protection Account fee may increase or decrease on each Quarterly Anniversary as discussed in section 8, Expenses.
(6)
Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. Amounts may be different for each Investment Option. The maximum current fee is 0.25%. If these fees are deducted from Investment Option assets, they are reflected in the above table and disclosed in Appendix A. Appendix A contains annual operating expense details for each Investment Option.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

EXAMPLES

These examples are intended to help you compare the cost of investing in this Contract with the costs of other variable annuity contracts. These examples assume you make a $10,000 investment and your selected Investment Options earn a 5% annual return. They also assume the maximum potential fees and charges for each period and are not a representation of past or future expenses. Your Contract expenses may be more or less than the examples below, depending on the Investment Option(s) and Account to which you allocate your money.

We deduct the $50 contract maintenance charge in the examples at the end of each year during the Accumulation Phase and we may waive this charge under certain circumstances, as described in section 8, Expenses – Contract Maintenance Charge. A transfer fee may apply, but is not reflected in these examples (see section 8, Expenses – Transfer Fee).

These expenses apply if you allocate your total investment to the Retirement Protection Account and we assess the maximum Retirement Protection Account fee of 1.75%, which is the most expensive benefit.

1)	If you surrender your Contract (take a full withdrawal) at the end of each time period.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.70% (the maximum Investment Option operating expense)	$397	$1,200	$2,019	$4,131
0.52% (the minimum Investment Option operating expense)	$279	$ 854	$1,449	$3,037

2)
If you apply your Contract’s total investment value (Contract Value) to Annuity Payments at the end of each time period. The earliest available date Annuity Payments can begin (Annuity Date) is 13 months after the Issue Date.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.70% (the maximum Investment Option operating expense)	$397	$1,150	$1,969	$4,081
0.52% (the minimum Investment Option operating expense)	$279	$ 804	$1,399	$2,987

3)	If you do not surrender your Contract.

Total annual Investment Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 Years
1.70% (the maximum Investment Option operating expense)	$397	$1,200	$2,019	$4,131
0.52% (the minimum Investment Option operating expense)	$279	$ 854	$1,449	$3,037
As of December 31, 2011, no Contracts offered by this prospectus had been sold. Therefore, we have not included any condensed financial information. We will provide condensed financial information when it becomes available.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

1.	THE VARIABLE ANNUITY CONTRACT

An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life of New York), where you make payments to us and the money is invested in the Contract on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 13, Taxes.) Once we issue your Contract, we do not make changes to your Contract without your permission except as may be required by law.

The payments you make into your Contract are invested at your direction in one or more permitted Investment Options.  Depending upon market conditions, your Contract can gain or lose value based on the performance of your selected Investment Options.

You can take money out of your Contract by making a full or partial withdrawal, by taking Annuity Payments, or by taking Lifetime Income Payments. These payments will be subject to applicable tax laws and the terms of the Contract.

In this prospectus, we use the terms Separate Account, general account, Portfolio Choice Account, Heritage Account and Retirement Protection Account. These terms are explained in the following paragraphs.

The Separate Account is a separate legal entity established under New York insurance law that holds the variable investment assets that underlie the variable annuities issued by Allianz Life of NY. We keep these assets apart from our general account assets and other separate account assets we own. Our general account consists of all of our assets other than those in our separate accounts. We have complete ownership of all our general account assets and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts.

The Contract offers three separate investment/insurance accounts: The Retirement Protection Account, the Portfolio Choice Account, and the Heritage Account. The Contract allows you to elect to invest your money in the Retirement Protection Account and/or either the Portfolio Choice Account or the Heritage Account. The Retirement Protection Account, Portfolio Choice Account, and Heritage Account are not separate legal entities. They are different groupings of investment and insurance features available under the Contract. Collectively we refer to the Retirement Protection Account, Portfolio Choice Account, and Heritage Account as “the Accounts” within this prospectus. Each Contract Account is accounted for separately in terms of the values allocated to it and its expenses. The Accounts are distinct from, and should not be confused with, the Company’s Separate Account and general account.

Your Contract automatically includes the Retirement Protection Account. If you purchase your Contract under a pension or retirement plan qualified under sections of the Internal Revenue Code (Qualified Contract), it also includes the Heritage Account. If you do not purchase your Contract under such a plan (Non-Qualified Contract), you can select either the Portfolio Choice Account or Heritage Account at issue. You cannot change between the Portfolio Choice Account and Heritage Account after the Issue Date.

●
The principal focus of the Portfolio Choice Account is investment performance. The Account offers the most investment flexibility of the three Accounts, and permits more aggressive investing. The Account offers the largest number of Investment Options, and does not have any asset allocation restrictions. The Portfolio Choice Account has the lowest fee of the three Accounts. It does not have any guaranteed values. The Portfolio Choice Account is designed for persons interested in maximizing investment return potential

●
The Heritage Account offers fewer Investment Options than the Portfolio Choice Account and has a higher fee, but offers a traditional guaranteed death benefit called the Heritage Death Benefit. The Heritage Death Benefit is calculated based on allocations to the Heritage Account adjusted for withdrawals and transfers out of the Account. The Heritage Account is subject to both asset allocation restrictions and quarterly rebalancing.

●
The Retirement Protection Account offers the most protection, but has restrictions on Investment Options and has the highest fee. The Account offers both guaranteed lifetime income withdrawals called Lifetime Income Payments and an enhanced guaranteed death benefit called the Maximum Anniversary Death Benefit. Lifetime Income Payments are calculated based upon a Benefit Base, as described in this prospectus. The Maximum Anniversary Death Benefit is calculated based on the Maximum Anniversary Value, as described in this prospectus. The Retirement Protection Account has the same Investment Options, asset allocation restrictions and quarterly rebalancing as the Heritage Account. The guarantee offered by the Maximum Anniversary Death Benefit is equal to or greater than the guarantee offered by the Heritage Death Benefit.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Each Account can have up to two phases. The first phase is called the Accumulation Phase. The Portfolio Choice Account and Heritage Account may also have an Annuity Phase, and the Retirement Protection Account may also have an Income Phase.

During the Accumulation Phase the money you allocate to your selected Account(s) gains and loses value based on the performance of your selected Investment Options. You are permitted to take withdrawals during the Accumulation Phase, and can also make additional Purchase Payments to the extent permitted by the Contract, and transfer money between the Accounts until specified dates.

The Accumulation Phase stops when the Annuity Phase or Income Phase begins. During the Annuity Phase, we make regular fixed Annuity Payments to the Payee for a specified period. Once the Annuity Phase begins, you no longer participate in the performance of the Investment Options, there is no longer a death benefit, and the Income Phase ends.

When the Income Phase begins, you continue to participate in the performance of the Retirement Protection Account’s Investment Options. During the Income Phase we make Lifetime Income Payments to you for the lifetime of the Covered Person and there is a death benefit for a period of time. If you do not allocate money to the Retirement Protection Account until you begin Lifetime Income Payments, your Retirement Protection Account immediately enters the Income Phase and you will have given up the opportunity to increase your Benefit Base by locking in the highest quarterly Retirement Protection Account Value.

For the Portfolio Choice Account’s (or Heritage Account’s, as applicable) Annuity Phase to begin your entire Contract Value must be in the Portfolio Choice Account (or Heritage Account, as applicable), and you must annuitize your entire Contract Value. You can choose when the Annuity Phase and Annuity Payments begin (the Annuity Date), subject to certain restrictions. We base Annuity Payments on your total Portfolio Choice Account Value (or total Heritage Account Value, as applicable) and the payout rates for the Annuity Option you select. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 11, The Annuity Phase – Annuity Payments.

The Retirement Protection Account’s Income Phase can begin as early as age 65 or as late as age 90. If the Covered Person dies before the Retirement Protection Account’s Income Phase, Lifetime Income Payments will not be available to you. The Benefit Election Date is the date the Income Phase begins and we calculate your initial payment. The Payment Date is the date that your payments actually begin. You choose these dates subject to certain restrictions. We base your annual maximum Lifetime Income Payment on a percentage of the Benefit Base. Before you request Lifetime Income Payments, the Benefit Base is equal to the Quarterly Anniversary Value.

Your Lifetime Income Payments can increase annually, and they decrease if you withdraw more than the annual permitted maximum (an Excess Withdrawal). Lifetime Income Payments continue for the lifetime of the Covered Person unless you take an Excess Withdrawal of the total Retirement Protection Account Value, transfer this total value out of the Retirement Protection Account, or begin Annuity Payments. For more information, see section 10, The Retirement Protection Account – When the Income Phase Ends.

It is possible for your Contract to be in different phases at the same time. For example, the Portfolio Choice Account can be in the Accumulation Phase while the Retirement Protection Account in the same Contract is in the Income Phase.

WHEN THE ACCUMULATION PHASE ENDS

Each Account’s Accumulation Phase (if any) begins on the Business Day you allocate money to it and ends upon the earliest of the following.

•	For the Retirement Protection Account only, the Business Day we receive your request in Good Order at our Service Center to begin Lifetime Income Payments (the Benefit Election Date).

•	For all Accounts, the Business Day before the Annuity Date that you annuitize the total Portfolio Choice Account Value (or total Heritage Account Value, as applicable).

•	For all Accounts, the Business Day we process your request for a full withdrawal of the total Contract Value.

•
For all Accounts, upon the death of any Owner (or the Annuitant if the Contract is owned by a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary, unless the surviving spouse continues the Contract. For non-spouse Joint Owners, this means Lifetime Income Payments will not be available to you even if the Covered Person is still alive. The Covered Person is the individual upon whose life we base Lifetime Income Payments.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

A Business Day is any day the New York Stock Exchange is open, except when an Investment Option does not value its shares. A request is in “Good Order” when it contains all the information we require to process it. “Service Center” means the Allianz Service Center whose address and telephone number are listed at the back of this prospectus.

WHEN THE CONTRACT ENDS

The Contract ends when:

•	all applicable phases of the Contract (Accumulation Phase, Income Phase, and/or Annuity Phase) have ended, and/or

•	all applicable death benefit payments have been made.

For example, if you purchase a Contract and later take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end although the Annuity Phase and Income Phase never began and we did not make any death benefit payments.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

2.	COMPARING THE PORTFOLIO CHOICE ACCOUNT, HERITAGE ACCOUNT AND RETIREMENT PROTECTION ACCOUNT

Primary Differences Between the Accounts
	Portfolio Choice Account	Heritage Account	Retirement Protection Account
What are the Account features?	Focus is performance. It offers the most Investment Options without allocation restrictions for the lowest fee. Does not have either a guaranteed death benefit or guaranteed lifetime withdrawals.	It offers a guaranteed death benefit (Heritage Death Benefit) at a moderate fee. It has fewer Investment Options and is subject to both asset allocation restrictions and quarterly rebalancing.
It offers the most protection for the highest fee. It has both guaranteed lifetime withdrawals (Lifetime Income Payments) and a guaranteed death benefit (Maximum Anniversary Death Benefit) that cannot be less than the Heritage Death Benefit, but may be equal. It has the same Investment Options, asset allocation restrictions and quarterly rebalancing as the Heritage Account.

Are there withdrawal charges?	No.	No.	No.
What are the current Account fees? (See section 8, Expenses)	The Portfolio Choice Account fee is 0.35% calculated and assessed as a percentage of the Portfolio Choice Account Investment Options’ net asset value.	The Heritage Account fee is 0.85% of the Heritage Base.	The current Retirement Protection Account fee 1.05% of the Benefit Base.
Can the Account fees change?	No.
On each Quarterly Anniversary the Heritage Account fee can increase up to a maximum of 1.75% or it can decrease to as low as 0.25%. However, we cannot increase or decrease the fee more than 0.25% in any twelve-month period. Quarterly Anniversaries occur three calendar months after the Issue Date or any subsequent Quarterly Anniversary.

On each Quarterly Anniversary the Retirement Protection Account fee can increase up to a maximum of 1.75% or it can decrease to as low as 0.25%. However, we cannot increase or decrease the fee more than 0.25% in any twelve-month period.

Are there restrictions on additional Purchase Payments? (See section 4, Purchasing the Contract –Purchase Payments.)	Not allowed after the earlier of the Benefit Election Date, or the 81st birthday of the Covered Person or older Owner (or Annuitant if the Owner is a non-individual).	Same as the Portfolio Choice Account.	Same as the Portfolio Choice Account.
Are there restrictions on Account transfers? (See section 4, Purchasing the Contract – Allocation of Purchase Payments and Transferred Account Values.)
You cannot transfer out of the Portfolio Choice Account and you can only transfer in the total Retirement Protection Account Value after the earlier of the Benefit Election Date, or the 81st birthday of the Covered Person or older Owner (or Annuitant if the Owner is a non-individual).

You cannot transfer out of the Heritage Account and you can only transfer in the total Retirement Protection Account Value after the earlier of the Benefit Election Date, or 81st birthday of the Covered Person or older Owner (or Annuitant if the Owner is a non-individual).

You cannot transfer into the Retirement Protection Account and you can only transfer out the total Retirement Protection Account Value after the earlier of the Benefit Election Date, or 81st birthday of the Covered Person or older Owner (or Annuitant if the Owner is a non-individual).

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Primary Differences Between the Accounts
	Portfolio Choice Account	Heritage Account	Retirement Protection Account
Are there Account specific Investment Option allocation restrictions?
(See section 4, Purchasing the Contract – Heritage Account and Retirement Protection Account Investment Option Allocation Restrictions and Quarterly Rebalancing)
No.
We divided the available Investment Options into three groups and restrict the amount of Heritage Account Value you can allocate to each group. We rebalance your Heritage Account Value quarterly according to your future Purchase Payment allocation instructions.

We divided the available Investment Options into three groups and restrict the amount of Retirement Protection Account Value you can allocate to each group. We rebalance your Retirement Protection Account Value quarterly according to your future Purchase Payment allocation instructions.

Are there guaranteed values? (See section 10, Lifetime Income Payments – The Benefit Base, and section 12, Death Benefit.)	No.
The guaranteed value is the Heritage Base, which is available upon your death to the person you designate (your Beneficiary). It is equal to Purchase Payment allocations and transfers into the Heritage Account adjusted for withdrawals and transfers out of the Heritage Account. Withdrawals and transfers out of the Heritage Account may reduce the Heritage Base by significantly more than the amount taken.

The guaranteed value is the Benefit Base used to determine Lifetime Income Payments and the Quarterly Anniversary Value used to determine the Maximum Anniversary Death Benefit. Before payments begin, the Benefit Base is equal to the Quarterly Anniversary Value (highest quarterly account value adjusted for subsequent Purchase Payments, withdrawals and transfers). The Maximum Anniversary Value is calculated in the same way except it captures the highest annual account value. Withdrawals and transfers out of the Retirement Protection Account may reduce the Benefit Base and Quarterly Anniversary Value by significantly more than the amount taken.

What kind of payouts are available? (See section 9, Access to Your Money; section 10, Lifetime Income Payments; section 11, The Annuity Phase; and section 12, Death Benefit.)
The Portfolio Choice Account Value is available to you by taking withdrawals or Annuity Payments, and it is available to your Beneficiary(s) upon your death. Your entire Contract Value must be in the Portfolio Choice Account before Annuity Payments begin. Annuitization ends the Retirement Protection Account and any Lifetime Income Payments.

The Heritage Account Value is available to you by taking withdrawals or Annuity Payments. Upon your death, your Beneficiary(s) receive the greater of the Heritage Account Value or Heritage Base. Your entire Contract Value must be in the Heritage Account before Annuity Payments begin. Annuitization ends the Retirement Protection Account and any Lifetime Income Payments.

The Retirement Protection Account Value is available to you by taking withdrawals. This Account also provides guaranteed lifetime withdrawals through Lifetime Income Payments, and a guaranteed Maximum Anniversary Death Benefit to your Beneficiary upon your death. Lifetime Income Payments can begin as early as age 65 or as late as age 90. If you do not begin payments during this eligibility period, you will have incurred higher Contract charges without receiving the benefit of a lifetime payment stream, although you will still have access to the Maximum Anniversary Death Benefit.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

3.	OWNERSHIP, ANNUITANTS, COVERED PERSON, AND PAYEES

OWNER

You, as the Owner, have all the rights under the Contract. The Owner is designated at Contract issue. Qualified Contracts can only have one Owner.

JOINT OWNERS

Non-Qualified Contracts can be owned by up to two Owners (Joint Owners). If a Contract has Joint Owners, we generally require the signature of both Owners on any forms that are submitted to our Service Center.

ANNUITANT

The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date, but you cannot change the Annuitant if the Owner is a non-individual (for example, a qualified plan or trust). Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For jointly owned Contracts, if the Annuitant dies before the Annuity Date, the younger Owner automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.

Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix to the SAI. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.

UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
•
We pay a death benefit to the Beneficiary unless the surviving spouse continues the Contract. If the surviving spouse continues the Contract, they become the new Owner and the Accumulation Phase continues for the remainder of their lifetime.
	• •	The Beneficiary becomes the Owner. If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•
If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–Annuity Option 1  or 3, payments end.
–Annuity Option 2 or 4, payments end when the guarantee period ends.
–Annuity Option 5,  payments end and the Payee may receive a lump sum refund.

	•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
BENEFICIARY

The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If you do not designate a Beneficiary, we pay any death benefit to your estate.

NOTE: For jointly owned Contracts, the sole primary Beneficiary is the surviving Joint Owner. Spousal Joint Owners may also appoint contingent Beneficiaries. If both spousal Joint Owners die before we pay the death benefit, we pay the death benefit to the named contingent Beneficiaries, or to the estate of the Joint Owner who died last if there are no named contingent Beneficiaries. If both spousal Joint Owners die simultaneously, state law may dictate who receives the death benefit. However, Joint Owners who are not spouses may not appoint contingent Beneficiaries. If both Joint Owners who are not spouses die before we pay the death benefit, we pay the death benefit to the estate of the Joint Owner who died last.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

COVERED PERSON

We base Lifetime Income Payments on the life of the Covered Person. The Covered Person’s age determines Contract availability and when Lifetime Income Payments can begin. We determine the Covered Person as follows.

•	For solely owned Contracts, the Covered Person is the Owner.

•	For jointly owned Contracts, you can choose which Owner is the Covered Person.

•	For Contracts owned by a non-individual, the Covered Person is the Annuitant.

After the Issue Date, you cannot change the Covered Person. If you have a spouse as defined under federal law and you divorce, we divide the Contract in accordance with any applicable court order or law regarding division of assets upon divorce.

NOTE FOR NON-SPOUSE JOINT OWNERS: Upon the death of any Owner, we pay any applicable death benefit, the Accumulation Phase ends, and if the Retirement Protection Account Value is positive, any Lifetime Income Payments and the Income Phase end. This means that upon an Owner’s death, Lifetime Income Payments are no longer available even if the Covered Person is still alive.

PAYEE

The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner, but we may allow you to name a different Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.

ASSIGNMENT, CHANGES OF OWNERSHIP AND OTHER TRANSFERS OF A CONTRACT

An authorized request specifying the terms of an assignment (including any collateral assignment, change of ownership or other transfers of a Contract) must be sent to our Service Center. We withhold our consent if the assignment or transfer would violate or result in noncompliance with any applicable state or federal law or regulation. There may be Internal Revenue Service (IRS) or other restrictions on changing the ownership of a Qualified Contract. You must obtain our consent if you want to change the Owner from an individual to a non-individual, or if the death benefit is greater than the Contract Value. Any assignment is effective as of the date you sign the request. An assignment does not automatically change the Annuitant, Beneficiary or Covered Person. We are not liable for any payment made or action taken before we receive the assignment. An assignment may be a taxable event. We are not responsible for the validity or tax consequences of any assignment. If the Contract is assigned, your rights may only be exercised with the consent of the assignee of record. Qualified Contracts generally cannot be assigned. You should consult with a tax adviser before assigning this Contract.

NOTE: An assignment does not change the Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), we pay any applicable death benefit, the Accumulation Phase ends, and any Lifetime Income Payments and the Income Phase end. Following an assignment, if the Covered Person is no longer an Owner or Annuitant, Lifetime Income Payments and the Income Phase end based on the earlier of the death of an individual Owner (or Annuitant if the Owner is a non-individual) or Covered Person. However, upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse continues the Contract, Lifetime Income Payments and the Income Phase end based on the earlier of the date of death of the surviving spouse or Covered Person. This means that Lifetime Income Payments may end even if the Covered Person is still alive.

4.	PURCHASING THE CONTRACT

PURCHASE PAYMENTS

To purchase this Contract, the Covered Person and Owner(s) (or Annuitant if the Owner is a non-individual) must be age 75 or younger on the Issue Date. The Purchase Payment requirements for this Contract are as follows.

•	The minimum initial Purchase Payment due on the Issue Date is $75,000.

•
We only accept additional Purchase Payments to the Contract before the earlier of the Annuity Date, Benefit Election Date, or the 81st birthday of the Covered Person or older Owner (or Annuitant if the Owner is a non-individual). Additional Purchase Payments must be $50 or more.

•
The maximum total Purchase Payments we accept without our prior approval is $1 million including amounts already invested in other Allianz Life of New York Retirement Advantage New York variable annuities.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

We may, at our sole discretion, waive the minimum Purchase Payment requirements. We reserve the right to decline any Purchase Payment, and if mandated under applicable law, we may be required to reject a Purchase Payment.

Once we receive your initial Purchase Payment and all necessary information, we issue the Contract within two Business Days and allocate your payment to your selected Accounts and Investment Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. Our Business Day closes when regular trading on the New York Stock Exchange closes.

If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it. A Purchase Payment is “received” when it arrives at the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted them. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus, which may delay processing.

NOTE: Purchase Payments to Qualified Contracts are limited by federal law and must be from earned income or a qualified transfer or rollover. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.

ALLOCATION OF PURCHASE PAYMENTS AND TRANSFERRED ACCOUNT VALUES

You make allocations and transfers to your Accounts and the Investment Options before the earlier of the Annuity Date, Benefit Election Date, or 81st birthday of the older Covered Person or older Owner. After this time you cannot:

•	make additional Purchase Payments, or

•	transfer Account Value into the Retirement Protection Account, and you can only transfer out the total Retirement Protection Account Value.

You must allocate your money to the Investment Options in whole percentages. Currently we allow you to invest in up to 15 Investment Options in each Account at any one time. We may change this maximum in the future, but you can always invest in at least five Investment Options in each Account.

We limit the amount you can take as a partial transfer or partial withdrawal from the Heritage Account and Retirement Protection Account. For each Account this limit is equal to your Account Value, less your total accumulated Account fee for the current Contract quarter calculated as of the end of the Business Day that we process the withdrawal or transfer.

You can instruct us how to allocate additional Purchase Payments. If you do not instruct us, we allocate them according to your future Purchase Payment allocation instructions. Account Value transfers between the Accounts and/or Investment Options do not change your future allocation instructions or how we rebalance your Retirement Protection Value quarterly, as discussed next in this section. For more information, see section 6, Investment Options – Electronic Investment Option Transfer and Allocation Instructions.

You can change your future allocation instructions at any time without fee or penalty by writing to us, or electronically by telephone, fax, or website at http://www.allianzlife.com/newyork. We do not currently accept future Purchase Payment allocation instructions from you through any other form of electronic communication. Future allocation instruction changes are effective on the Business Day we receive them in Good Order at our Service Center. If you change your future allocation instructions by writing, telephone or fax, and are participating in the automatic investment plan, dollar cost averaging program or the flexible rebalancing program, your instructions must include directions for the plan/program. Future allocation instructions that you submit on our website do not change your allocation instructions for the automatic investment plan or flexible rebalancing program. To change your allocation instructions for this plan or program, you must send us your future allocation instructions by phone, fax or mail. We accept changes to future allocation instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change allocation instructions on your behalf.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

HERITAGE ACCOUNT AND RETIREMENT PROTECTION ACCOUNT INVESTMENT OPTION ALLOCATION RESTRICTIONS AND QUARTERLY REBALANCING

In the Heritage Account and Retirement Protection Account, we restrict your Investment Option selection. When you purchase a Contract, you agree to allow us to rebalance the Heritage Account Value and Retirement Protection Account Value quarterly as described here. We put these restrictions in place to support these Account’s guarantees, and not to meet your investment objectives. To the extent these restrictions limit your investment flexibility, they may limit the upside potential to your Investment Option returns, which may limit your Heritage Account Value, Heritage Base, Retirement Protection Account Value, Benefit Base and Maximum Anniversary Death Benefit value.

For each Account:

•	you cannot allocate more than 15% of your Account Value to Investment Option Group 1.

•	you cannot allocate more than 50% of your Account Value to Investment Option Group 1 and 2.

•	you must allocate at least 50% of your Account Value to Investment Option Group 3.

Group 1 Investment Options
AZL Morgan Stanley Global Real Estate Fund AZL Schroder Emerging Markets Equity Fund AZL Small Cap Stock Index Fund	PIMCO VIT CommodityRealReturn Strategy Portfolio PIMCO VIT Emerging Markets Bond Portfolio
Group 2 Investment Options
AZL Gateway Fund AZL International Index Fund AZL Mid Cap Index Fund AZL Russell 1000 Growth Index Fund	AZL Russell 1000 Value Index Fund BlackRock Global Allocation V.I. Fund PIMCO VIT Global Multi-Asset Portfolio
Group 3 Investment Options
AZL Money Market Fund Franklin High Income Securities Fund Franklin U.S. Government Fund PIMCO VIT Global Bond Portfolio (Unhedged) PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio PIMCO VIT Total Return Portfolio PIMCO VIT Unconstrained Bond Portfolio Templeton Global Bond Securities Fund
We may add, remove or substitute Investment Options from these groups. We secure all necessary SEC and other governmental approvals before removing or substituting an Investment Option. We may also move Investment Options from a more restrictive group to a less restrictive group, but we cannot move Investment Options the other way. We send you written notice regarding additions, removals or substitutions. When an Investment Option within a group is removed or substituted, we send your written notice 30 days before the removal or substitution date.

While your Account Value is positive, we automatically rebalance the Heritage Account Value and Retirement Protection Account Value quarterly according to each Account’s future Purchase Payment allocation instructions. The rebalancing occurs at the end of the last Business Day before each Quarterly Anniversary. Your Investment Option’s performance may cause your chosen allocations to shift. Quarterly rebalancing helps you maintain your selected allocation mix. There are no fees for the quarterly rebalancing transfers we make, and we do not count them against the free transfers we allow. To change this quarterly rebalancing, you must change the Account’s future Purchase Payment allocation instructions. Any requested change to these instructions must comply with the restrictions stated here or we reject your change.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

AUTOMATIC INVESTMENT PLAN (AIP)

The AIP makes additional Purchase Payments to your Accounts before the earlier of the Covered Person’s 81st birthday or the Benefit Election Date on a monthly or quarterly basis by electronic money transfer from your savings, checking or brokerage account. You can participate in AIP by completing our AIP form. Our Service Center must receive your form in Good Order by the first of the month in order for AIP to begin that same month. We process AIP Purchase Payments on the 20th of the month, or the next Business Day if the 20th is not a Business Day. We allocate AIP Purchase Payments according to your future allocation instructions which must comply with the allocation requirements and restrictions stated in this section. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the Business Day we process AIP to make the change that month. We must receive your request to stop or change AIP at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the Business Day we process AIP to make the change that month. However, if you begin Lifetime Income Payments or Annuity Payments, AIP ends automatically as follows.

•	If you begin Lifetime Income Payments, AIP ends on the Benefit Election Date.

•	If you begin Annuity Payments, AIP ends on the Business Day before the Annuity Date.

NOTE: For Owners of Qualified Contracts, AIP is not available if your Contract is funding a plan that is tax qualified under Section 401of the Internal Revenue Code.

DOLLAR COST AVERAGING (DCA) PROGRAM

The DCA program transfers Portfolio Choice Account Value monthly from the AZL Money Market Fund to your selected Portfolio Choice Account Investment Options. By allocating on a regularly scheduled basis, as opposed to making a one-time allocation, your Portfolio Choice Account Value may be less susceptible to market fluctuations. However, dollar cost averaging does not directly result in a Contract Value gain or protect against a market loss.

You can participate in either the six- or twelve-month DCA program by completing our DCA form. You can participate in this program during the Portfolio Choice Account’s Accumulation Phase one or more times. There are no fees for DCA transfers and currently, we do not count them as a free transfer. We reserve the right to discontinue or modify the DCA program at any time and for any reason.

If you choose to participate immediately in this program, we apply 100% of the initial Purchase Payment you allocate to the Portfolio Choice Account to the AZL Money Market Fund. If you choose to participate later, you must allocate at least $1,500 of your Portfolio Choice Account Value to the AZL Money Market Fund. Each month while the program is in effect, we transfer Portfolio Choice Account Value applied to the DCA program from the AZL Money Market Fund according to your Portfolio Choice Account future Purchase Payment allocation instructions.

Information on the AZL Money Market Fund can be found in section 6, Investment Options; Appendix A – Annual Operating Expenses for Each Investment Option; and in the AZL Money Market Fund prospectus that you can obtain from your Financial Professional or us by calling the toll-free telephone number at the back of this prospectus.

We make DCA transfers on the tenth of the month, or the next Business Day if the tenth is not a Business Day. We must receive your DCA form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these transfers or your participation does not begin until next month.

Your participation ends on the earliest of the following:

•	the DCA program period ends (which is either six or twelve months);

•	you request to end the program (your request must be received at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the tenth to end that month); or

•	your Contract ends.

If the DCA program ends at your request, on the Business Day your program ends, we transfer any remaining DCA program Portfolio Choice Account Value in the AZL Money Market Fund according to your Portfolio Choice Account future Purchase Payment allocation instructions.

NOTE: This program is only available in the Portfolio Choice Account.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

FAXED APPLICATIONS

We accept faxed applications, but we require an original application prior to issuing your Contract. We currently do not accept applications delivered via email or our website. It is important to verify receipt of any faxed application. We are not liable for faxed applications that we do not receive. A manually signed faxed application is considered the same as an application delivered by mail. Our fax system may not always be available; any fax system can experience outages or slowdowns and may delay fax application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our faxed application policy at any time and for any reason.

FREE LOOK/RIGHT-TO-EXAMINE PERIOD

If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. You receive your Contract Value as of the day we receive your cancellation request. This may be more or less than your initial Purchase Payment. If you purchased an IRA Qualified Contract, we are instead required to refund your Purchase Payments less withdrawals. In these instances, you receive the greater of Purchase Payments less withdrawals, or Contract Value. In cases where we are required to refund Purchase Payments, we reserve the right to allocate your initial Purchase Payment to your selected Account’s AZL Money Market Fund until the expiration of the free look period. At the end of the free look period, we re-allocate your money according to your future Purchase Payment allocation instructions. The free look provision under the Contract is also called the right-to-examine.

5.	VALUING YOUR CONTRACT

Your Account Values increase and decrease based on Purchase Payments, transfers, withdrawals, deduction of fees and charges, and your selected Investment Options’ performance.

We place Purchase Payments you allocate to the Accounts and Investment Options into subaccounts under our Separate Account (Allianz Life of NY Variable Account C). Each subaccount invests exclusively in one Investment Option within an Account. We use accumulation units to account for all amounts allocated to or withdrawn from each subaccount.

ACCUMULATION UNITS

When we receive a Purchase Payment at our Service Center, we credit your Contract with accumulation units based on the Purchase Payment amount and daily price (accumulation unit value) for the subaccount of your selected Investment Option. A subaccount’s accumulation unit value is based on the price (net asset value) of the underlying Investment Option. An Investment Option’s net asset value is typically determined at the end of each Business Day, and any Purchase Payment received on or after the end of the current Business Day receives the next Business Day’s price.

We arbitrarily set the initial accumulation unit value for each subaccount. On the Issue Date, the number of accumulation units in each subaccount is equal to the initial Purchase Payment amount allocated to a subaccount, divided by that subaccount’s accumulation unit value.

Example

•	On Wednesday, we receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.

•	When the New York Stock Exchange closes on that Wednesday, we determine that the accumulation unit value is $13.25 for your selected Investment Option and Account.

We then divide $3,000 by $13.25 and credit your Contract on Wednesday night with 226.415094 subaccount accumulation units for your selected Investment Option and Account.

At the end of each Business Day, we adjust the number of accumulation units in each subaccount as follows. Additional Purchase Payments and transfers into a subaccount increase the number of accumulation units. Withdrawals, transfers out of a subaccount, and the deduction of any transfer fee, contract maintenance charge, Heritage Account fee or Retirement Protection Account fee decrease the number of accumulation units. The Portfolio Choice Account fee reduces the accumulation unit value, not the number of accumulation units.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

At the end of each Business Day for each subaccount, we multiply the accumulation unit value at the end of the prior Business Day by the percentage change in value of an Investment Option since the prior Business Day. The percentage change includes both the market performance of the Investment Option and any assessed Portfolio Choice Account fee (if applicable).

COMPUTING CONTRACT VALUE AND ACCOUNT VALUES

We calculate your Contract Value each Business Day by multiplying each subaccount’s accumulation unit value by its number of accumulation units, and then adding those results together for all subaccounts in the Retirement Protection Account and Heritage Account or Portfolio Choice Account. Additional Purchase Payments increase your Contract Value and the value of the Account to which you allocate them. Withdrawals and Contract charges decrease your Contract Value and the value of the Account from which they are deducted. Your Contract Value and Account Values on any given Business Day are determined at the end of the prior Business Day. For example, your Contract Value on a Contract Anniversary reflects the number and value of the accumulation units at the end of the prior Business Day. A Contract Anniversary is a twelve-month anniversary of your Contract’s Issue Date.

6.	INVESTMENT OPTIONS

The following table lists this Contract’s Investment Options and their associated investment advisers and subadvisers, investment objectives, and primary investments. In the future, we may add, eliminate or substitute Investment Options to the extent permitted by the federal securities laws and, when required, the Securities & Exchange Commission. Depending on market conditions, you can gain or lose value by investing in the Investment Options.

You should read the Investment Options’ prospectuses carefully. The Investment Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. The operation of the Investment Options and their various risks and expenses are described in the Investment Options’ prospectuses. We send you the current copy of the Investment Options’ prospectus when we issue the Contract. (You can also obtain the current Investment Options’ prospectus by contacting your Financial Professional or calling us at the toll-free telephone number listed at the back of this prospectus.)

Currently, the Investment Options are not publicly traded mutual funds. They are available only as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. Each Investment Option’s Board of Directors monitors for material conflicts, and determines what action, if any, should be taken.

The names, investment objectives and policies of certain Investment Options may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Investment Options investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar funds’ investment results will be comparable even though the Investment Options have the same names, investment advisers, objectives, and policies.

Each Investment Option offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a “fund of funds” and diversifies its assets by investing primarily in shares of several other affiliated mutual funds.

The Investment Options may pay 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Investment Options’ advisers, distributors and/or affiliates for administrative services and benefits we provide to the Investment Options. The compensation amount usually is based on the Investment Options’ aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive is 0.35% annually of the average aggregate amount invested by us in the Investment Options.

The Allianz VIP Fund of Funds Trust underlying funds do not pay 12b-1 fees or service fees to the Trust, and the Trust does not charge 12b-1 fees or service fees. The Allianz VIP Fund of Funds Trust underlying funds or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to you. Service fees may vary depending on the underlying fund.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

We offer other variable annuity contracts that may invest in these Investment Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.

The following advisers and subadvisers are affiliated with us through common ownership: Allianz Investment Management LLC, Allianz Global Investors Capital, NFJ Investment Group LLC, and Pacific Investment Management Company LLC.

INVESTMENT OPTIONS

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
ALLIANZ FUND OF FUNDS
Managed by Allianz Investment Management LLC	AZL Fusion Balanced Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 40% to 60% of assets in equity funds and approximately 40% to 60% invested in fixed income funds.
	AZL Fusion Conservative Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Allocation among the underlying investments, to achieve a range generally from 25% to 45% of assets in equity funds and approximately 55% to 75% invested in fixed income funds.
	AZL Fusion Growth Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 70% to 90% of assets in equity funds and approximately 10% to 30% invested in fixed income funds.
	AZL Fusion Moderate Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Allocation among the underlying investments, to achieve a range generally from 55% to 75% of assets in equity funds and approximately 25% to 45% invested in fixed income funds.
ALLIANZ GLOBAL INVESTORS CAPITAL
Managed by Allianz Investment Management LLC/Allianz Global Investors Capital LLC	AZL Allianz AGIC Opportunity Fund	Small Cap	Capital appreciation
At least 65% of its assets in common stocks of “growth” companies (believed by the subadviser to have above-average growth prospects), with market capitalizations of less than $2 billion at the time of investment.

BLACKROCK
Managed by Allianz Investment Management LLC/BlackRock Capital Management, Inc.	AZL BlackRock Capital Appreciation Fund	Large Growth	Long-term growth of capital	Invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid-size and large-size companies.
Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL International Index Fund	International	Match the performance of the MSCI EAFE® Index as closely as possible
Invests at least 80% of its assets in a statistically selected sampling of equity securities of companies included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and in derivative instruments linked to the MSCI EAFE Index.

	AZL Mid Cap Index Fund	Mid Cap	Match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible
Invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Allianz Investment Management LLC/BlackRock Advisors, LLC	AZL Money Market Fund	Cash Equivalent	Current income consistent with stability of principal
Invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Money Market Fund may also become extremely low and possibly negative.

Managed by Allianz Investment Management LLC/BlackRock Investment Management, LLC	AZL Russell 1000 Growth Index Fund	Large Growth	Match the total return of the Russell 1000® Growth Index	Invests in all stocks in the Russell 1000® Growth Index in proportion to their weighting in the index.
	AZL Russell 1000 Value Index Fund	Large Value	Match the total return of the Russell 1000® Value Index	Invests in all stocks in the Russell 1000® Value Index in proportion to their weighting in the index.
	AZL S&P 500 Index Fund	Large Blend	Match total return of the S&P 500®	Normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.
	AZL Small Cap Stock Index Fund	Small Cap	Match performance of the S&P SmallCap 600 Index®	Invests in a representative sample of stocks included in the S&P SmallCap 600 Index®, and in futures whose performance is related to the index, rather than attempting to replicate the index.
Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC	BlackRock Equity Dividend V.I. Fund	Large Value	Long-term total return and current income
Invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. May invest in securities of companies with any market capitalization, but will generally focus on large cap securities.

Managed by BlackRock Advisors, LLC/BlackRock Investment Management, LLC and BlackRock International Limited	BlackRock Global Allocation V.I. Fund	Specialty	High total investment return
Invests in both equity and debt securities, including money market securities, of issuers located around the world. Seeks diversification across markets, industries, and issuers. May invest in securities of companies of any market capitalization and in REITs.

COLUMBIA
Managed by Allianz Investment Management LLC/Columbia Management Investment Advisers, LLC	AZL Columbia Mid Cap Value Fund	Mid Cap	Long-term growth of capital
Invests at least 80% of net assets in equity securities of companies that have market capitalizations in the range of the companies in the Russell Midcap® Value Index at the time of purchase that the fund’s subadviser believes are undervalued and have the potential for long-term growth.

	AZL Columbia Small Cap Value Fund	Small Cap	Long-term capital appreciation
Invests at least 80% of net assets in equity securities of companies with market capitalizations in the range of the companies in the Russell 2000 Value Index® at the time of purchase that the subadviser believes are undervalued.

DAVIS
Managed by Allianz Investment Management LLC/Davis Selected Advisers, L.P.	AZL Davis New York Venture Fund	Large Value	Long-term growth of capital	Invests the majority of assets in equity securities issued by large companies with market capitalizations of at least $10 billion.
DREYFUS
Managed by Allianz Investment Management LLC/The Dreyfus Corporation	AZL Dreyfus Research Growth Fund	Large Growth	Long-term growth of capital and income
Primarily invests in common stocks of large, well-established and mature companies. Normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance. May invest in non-dividend paying companies and up to 30% of its total assets in foreign securities.

Managed by The Dreyfus Corporation/Fayez Sarofim & Co.	Dreyfus VIF Appreciation Portfolio	Large Blend	Long-term capital growth consistent with preservation of capital and current income as a secondary goal
Invests at least 80% of its nets assets in common stocks, focusing on “blue chip” companies wth total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
EATON VANCE
Eaton Vance Management	Eaton Vance VT Floating-Rate Income Fund	Specialty	High level of current income
The fund invests at least 80% of its net assets in income producing floating rate loans and other floating rate debt securities. The Fund invests primarily in senior floating rate loans, which are typically below investment grade quality and have below investment grade credit ratings.

FEDERATED
Managed by Allianz Investment Management LLC/Federated Global Investment Management Corp.	AZL Federated Clover Small Value Fund	Small Cap	Capital Appreciation
Under normal market conditions, invests at least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations, at the time of purchase in the range of companies included in the Russell 2000 Index.

FIDELITY MANAGEMENT & RESEARCH COMPANY
Fidelity Management & Research Company	Fidelity VIP Emerging Markets Portfolio	Specialty	Capital Appreciation	Invests at least 80% of assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets.
	Fidelity VIP Mid Cap Portfolio	Mid Cap	Long-term growth of capital	Invests at least 80% of assets in securities of companies with medium market capitalizations (similar to those in the Russell Midcap Index or S&P MidCap 400 Index).
	Fidelity VIP Strategic Income Portfolio	Intermediate-Term Bonds	High level of current income and capital appreciation
Invests primarily in debt securities, including lower-quality debt securities, in four general categories: high yield, U.S. Government and investment grade, emerging markets, and foreign developed markets.

FRANKLIN TEMPLETON
Managed by Allianz Investment Management LLC/Franklin Mutual Advisers, LLC, Templeton Global Advisors Limited, and Franklin Advisers, Inc.	AZL Franklin Templeton Founding Strategy Plus Fund	Specialty	Long-term capital appreciation, with income as a secondary goal
Invests in a combination of subportfolios or strategies, each of which is managed by an asset manager that is part of Franklin Templeton. The strategies invest primarily in U.S. and foreign equity and fixed income securities.

Managed by Franklin Advisers, Inc.	Franklin High Income Securities Fund	High-Yield Bonds	High current income with capital appreciation as a secondary goal	Invests primarily to predominantly in high yield, lower-rated debt securities (“junk bonds”) and preferred stocks.
	Franklin Income Securities Fund	Specialty	Maximize income while maintaining prospects for capital appreciation	Normally invests in debt and equity securities.
Managed by Franklin Advisory Services, LLC	Franklin Rising Dividends Securities Fund	Mid Cap	Long-term capital appreciation with preservation of capital as an important consideration	At least 80% of net assets in investments of companies that have paid rising dividends.
Managed by Franklin Advisers, Inc.	Franklin Strategic Income Securities Fund	Intermediate-Term Bonds	High level of current income with a secondary goal of long-term capital appreciation	Invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. May invest up to 100% of its assets in high yield, lower-quality debt securities.
Administered by Franklin Templeton Services, LLC	Franklin Templeton VIP Founding Funds Allocation Fund	Model Portfolio (Fund of Funds)	Capital appreciation with income as a secondary goal.	Invests equal portions in Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund, and Templeton Growth Securities Fund.
Managed by Franklin Advisers, Inc.	Franklin U.S. Government Fund	Intermediate-Term Bonds	Income	At least 80% of its net assets in U.S. government securities.
Managed by Franklin Mutual Advisers, LLC	Mutual Shares Securities Fund	Large Value	Capital appreciation, with income as a secondary goal	Invests primarily in U.S. and foreign equity securities that the manager believes are undervalued.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
Managed by Franklin Advisers, Inc.	Templeton Global Bond Securities Fund	Intermediate-Term Bonds	High current income, consisent with preservation of capital, with capital appreciation as a secondary consideration	Normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
Managed by Templeton Global Advisors Limited	Templeton Growth Securities Fund	International Equity	Long-term capital growth	Normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.
GATEWAY
Managed by Allianz Investment Management LLC/Gateway Investment Advisors, LLC	AZL Gateway Fund	Specialty	Capture equity market investment returns, while exposing investors to less risk than other equity investments
Normally invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. May invest in companies with small, medium or large market capitalizations and in foreign securities traded in U.S. markets.

INVESCO
Managed by Allianz Investment Management LLC/Invesco Advisers, Inc.	AZL Invesco Equity and Income Fund	Specialty	Highest possible income consistent with safety of principal. Secondary objective of long-term growth of capital
Invests at least 80% of its net assets in equity and income securities. Invests at least 65% of its total assets in income-producing equity securities and also invests in investment grade quality debt securities. May invest up to 15% of total assets in REITs and up to 25% ot total assets in foreign securities, including emerging market securities.

	AZL Invesco Growth and Income Fund	Large Value	Income and long-term growth of capital
Invests primarily in income-producing equity securities, including common stocks and convertible securities; also in non-convertible preferred stocks and debt securities rated “investment grade.” May invest  up to 25% of total assets in foreign securities, including emerging markets.

	AZL Invesco International Equity Fund	International	Long-term growth of capital	At least 80% of its assets in a diversified portfolio of equity securities of foreign issuers that are considered by the fund’s subadviser to have strong earnings growth.
Managed by Invesco Advisers, Inc.	Invesco V.I. Balanced-Risk Allocation Fund	Specialty	Total return with a low to moderate correlation to traditional financial market indices	Invests primarily in derivative instruments and other financially-linked instruments whose performance is expected to correspond to U.S. and international fixed income, equity and commodity markets.
	Invesco Van Kampen V.I. American Value Fund	Mid Cap	Above-average total return over a market cycle of 3-5 years	Invests at least 80% of net assets in securities of U.S. issuers at the time of investment.
J.P. MORGAN
Managed by Allianz Investment Management LLC/J.P. Morgan Investment Management, Inc.	AZL JPMorgan International Opportunities Fund	International	Long term capital appreciation	Invests at least 80% of assets in a diversified portfolio of equity securities of issuers primarily from developed countries other than the U.S.
	AZL JPMorgan U.S. Equity Fund	Large Blend	High total return	Invests at least 80% of its net assets, plus any borrowings for investment purposes, primarily in equity securities of large- and medium-capitalization U.S. companies.
Managed by J.P. Morgan Investment Management, Inc.	JPMorgan Insurance Trust Core Bond Portfolio	Intermediate-Term Bonds	Maximize total return	Invests at least 80% of net assets in bonds with intermediate to long-term maturities.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
LAZARD
Managed by Lazard Asset Management LLC	Lazard Retirement International Equity Portfolio	International Equity	Long-term capital appreciationh
Invests at least 80% of assets in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the MSCI Index and EAFE Index that the manager believes are undervalued.

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Small Cap	Long-term capital appreciation
Invests at least 80% of assets in equity securities, principally common stocks, of small to mid capitalization U.S. companies, with market capitalizations at the time of purchase within the range of companies included n the Russell 2500 Index.

LEGG MASON
Managed by Legg Mason Partners Fund Advisor, LLC	Legg Mason ClearBridge Variable Aggressive Growth Portfolio	Large Growth	Capital appreciation
Invests primarily in common stocks of companies the portfolio managers believe are experienceing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index.

	Legg Mason Dynamic Multi-Stragegy VIT Portfilio	Specialty	Highest total return and will seek to reduce volatility as a secondary objective.	Invests primarily in other open-end funds managed by the manager or its affiliates, or ETFs that are based on an index and managed by unaffiliated investment advisers.
MFS
Managed by Allianz Investment Management LLC/Massachusetts Financial Services Company	AZL MFS Investors Trust Fund	Large Blend	Capital appreciation
Invests primarily in equity securities of companies with large capitalizations that the subadviser believes has above average earnings growth potential, are undervalued, or in a combination of growth and value companies.

	AZL MFS Value Fund	Large Value	Capital appreciation
The fund seeks capital appreciation and normally invests the Fund’s assets primarily in equity securities. MFS focuses on investing the Fund’s assets in the stocks of companies it believes are undervalued compared to their perceived worth. The fund normally invests at least 80% of its net assets in equity securities of large-cap companies. It is anticipated that the Fund’s policy to invest at least 80% of its assets in this manner will be canceled, and the preceding sentence will be deleted, approximately 60 days after written notice to the Fund’s shareholders, on or about December 1, 2012.

Managed by Massachusetts Financial Services Company	MFS VIT II International Value Portfolio	International Equity	Capital appreciation	Invests primarily in foreign equity securities, including emerging market equity securities.
	MFS VIT Research Bond Portfolio	Intermediate-Term Bond	Total return with an emphasis on current income, but also considering capital appreciation
Invests at least 80% of net assets in debt instruments, mainly investment grade, but also in less than investment grade quality debt instruments. May also invest in foreign securities and may use derivatives for any investment purpose.

	MFS VIT Utilities Portfolio	Specialty	Total return	Invests at least 80% of net assets in securities of issuers in the utilities industry and may also invest in debt instruments, including those that are less than investment grade quality.
MORGAN STANLEY
Managed by Allianz Investment Management LLC/Morgan Stanley Investment Management, Inc.	AZL Morgan Stanley Global Real Estate Fund	Specialty	Income and capital appreciation
Invests at least 80% of assets in equity securities of companies in the real estate industry located throughout the world, including real estate investment trusts and real estate operating companies established outside the U.S.

	AZL Morgan Stanley Mid Cap Growth Fund	Mid Cap	Capital growth	At least 80% of net assets in common stocks and other equity securities of mid capitalization growth companies, with market capitalizations within the range of the Russell Midcap Growth Index.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
NFJ
Managed by Allianz Investment Management LLC/NFJ Investment Group LLC	AZL NFJ International Value Fund	International Equity	Long-term growth of capital and income
Invests at least 65% of net assets in equity securities of non-U.S. companies with market capitalization greater than $1 billion, with a significant portion in dividend-paying securities and up to 50% in emerging market securities.

OPPENHEIMERFUNDS
Managed by Allianz Investment Management LLC/OppenheimerFunds, Inc.	AZL Oppenheimer Discovery Fund	Small Cap	Capital appreciation
Under normal market conditions, invests at least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations, at the time of purchase in the range of companies included in the Russell 2000 Growth Index and that the subadviser believes to have favorable growth prospects.

Managed by OppenheimerFunds, Inc.	Oppenheimer International Growth Fund/VA	International Equity	Long-term capital appreciation
Invests at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the U.S. and may invest up to 100% in foreign companies.

PIMCO
Managed by Pacific Investment Management Company LLC	PIMCO EqS Pathfinder Portfolio	International Equity	Capital appreciation
Normally invests in equity securities, including common and preferred stock, of issuers that PIMCO believes are undervalued by the market in comparison to PIMCO’s own determination of the company’s value. May invest in securities and instruments that are economically tied to foreign countries.

	PIMCO VIT All Asset Portfolio	Specialty (Fund of Funds)	Maximum real return consistent with preservation of real capital and prudent investment management	Invests substantially all of its assets in institutional class shares of the underlying PIMCO Funds.
	PIMCO VIT CommodityReal Return® Strategy Portfolio	Specialty	Maximum real return consistent with prudent investment management	Invests in commodity linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income securities.
	PIMCO VIT Emerging Markets Bond Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management	At least 80% of its assets in fixed income instruments of issuers that economically are tied to emerging markets countries.
	PIMCO VIT Global Bond Portfolio (Unhedged)	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in fixed income instruments of issuers in at least three countries (one of which may be the U.S.), which may be represented by forwards or derivatives. May invest, without limitation, in securities economically tied to emerging market countries.

	PIMCO VIT Global Multi-Asset Portfolio	Specialty	Total return which exceeds a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index
Invests in a combination of affiliated and unaffiliated funds, fixed income instruments, equity securities, forwards and derivatives. Typically invests 20% to 80% of total assets in equity-related investments.

	PIMCO VIT High Yield Portfolio	High-Yield Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 80% of assets in a diversified portfolio of high-yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or equivalently rated by S&P or Fitch. May invest up to 20% of total asets in securities denominated in foreign currencies.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	PIMCO VIT Low Duration Portfolio	Short-Term Bonds	Maximum total return, consistent with preservation of real capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Invests primarily in investment grade debt securities, but may invest up to 10% in high yield securities.

	PIMCO VIT Real Return Portfolio	Intermediate-Term Bonds	Maximum real return, consistent with preservation of real capital and prudent investment management	At least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations.
	PIMCO VIT Total Return Portfolio	Intermediate-Term Bonds	Maximum total return, consistent with preservation of capital and prudent investment management
At least 65% of total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

	PIMCO VIT Unconstrained Bond Portfolio	Specialty	Maximum long-term return, consistent with preservation of capital and prudent investment management
At least 80% of its assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

PYRAMIS
Managed by Allianz Investment Management LLC/Pyramis Global Advisors LLC	AZL Pyramis Core Bond Fund	Intermediate-Term Bond	High level of current income
Invests at least 80% of its net assets in debt securities of all types and in instruments related to such securities, such as repurchase agreements on such securities, and attempts to outperform the Barclays Capital Aggregate Index.

SCHRODER
Managed by Allianz Investment Management LLC/Schroder Investment Management North America Inc.	AZL Schroder Emerging Markets Equity Fund	Specialty	Capital appreciation
Invests at least 80% of its net assets in equity securities of companies that the subadviser believes to be “emerging market” issuers. May invest remainder of assets in securities of issuers located anywhere in the world.

T. ROWE PRICE
Managed by T. Rowe Price Associates, Inc.	T. Rowe Price Blue Chip Growth Portfolio	Large Cap Growth	Long-term capital growth with income as a secondary objective
Invests at least 80% of net assets in common stocks of large and medium-sized blue chip growth companies that, in the managers view, are well established in their industries and have the potential for above-average earnings growth.

	T. Rowe Price Equity Income Portfolio	Large Cap Value	Substantial dividend income and long-term growth of capital
Invests at least 80% of net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends, typically using a “value” approach in selecting investments.

	T. Rowe Price Health Sciences Portfolio	Specialty	Long-term capital appreciation
Invests at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY
Managed by Waddell & Reed Investment Management Company	Ivy Funds VIP Asset Strategy Portfolio	Specialty	Total return
Invests primarily in stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and investments with exposure to various foreign currencies.

	Ivy Funds VIP Energy Portfolio	Specialty	Capital growth and appreciation
Invests at least 80% of net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Investment Management Company and Adviser/Subadviser	Name of Investment Option	Asset Category	Objective(s)	Primary Investments (Normal market conditions)
	Ivy Funds VIP Global Natural Resources Portfolio	Specialty	Capital growth and appreciation
Invests at least 80% of net assets in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and servies to such companies.

	Ivy Funds VIP Growth Portfolio	Large Cap Growth	Growth of capital
Invests primarily in a diversified portfolio of common stocks issued by large-cap companies, with market capitalizations of at least $10 billion, which the manager believes are high-quality, growth-oriented companies with appreciaton possibilities.

	Ivy Funds VIP Mid Cap Growth Portfolio	Mid Cap Growth	Growth of capital	Invests at least 80% of net assets in the securities of mid cap companies, with market capitalizations within the range of companies in the Russell Midcap Growth Index.
	Ivy Funds VIP Sciense and Technology Portfolio	Specialty	Growth of capital
Invests at least 80% of net assets in securities of science or technology companies, which in the opinion of the manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage.

SUBSTITUTION AND LIMITATION ON FURTHER INVESTMENTS

We may substitute another Investment Option for one of your selected Investment Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Investment Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Investment Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Investment Options to additional allocations. The fund companies that sell Investment Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

TRANSFERS BETWEEN INVESTMENT OPTIONS

You can make transfers between Investment Options, subject to the following restrictions. Currently, there is no maximum number of transfers allowed, but we may change this in the future. Transfers may be subject to a transfer fee, see section 8, Expenses.

The following applies to any transfer.

•	We may choose not to allow you to make transfers during the free look/right-to-examine period.

•	Your request for a transfer must clearly state the Accounts and Investment Options involved and how much to transfer.

•	We restrict transfers between your two Accounts.

–	We do not allow transfers into the Retirement Protection Account during the Income Phase or once the Covered Person reaches age 81.

–
The maximum amount you can transfer out of the Heritage Account or Retirement Protection Account is equal to the total Account Value, less your total accumulated Account fee as of the end of the Business Day that we process the transfer.

–
After the earlier of the Covered Person’s 81st birthday or the Benefit Election Date you can only make one transfer of the total Retirement Protection Account Value to your other Account. If you transfer out the total Retirement Protection Account Value, the Retirement Protection Account, any Lifetime Income Payments, and the Maximum Anniversary Death Benefit all end.

•
Transfer instructions for the Heritage Account and Retirement Protection Account must comply with the “Heritage Account and Retirement Protection Account Investment Option Allocation Restrictions and Quarterly Rebalancing” in section 4, Purchasing the Contract.

•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.

•
Account Value transfers between Accounts and Investment Options do not change your future Purchase Payment allocation instructions or how we rebalance your Retirement Protection Account Value quarterly. To change this quarterly rebalancing when you make a transfer, you must also change your future allocation instructions.

We process transfer requests based on prices next determined after we receive your request in Good Order at our Service Center. If we do not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day’s prices.

You can request transfers in writing, or electronically by telephone, fax, or website at http://www.allianzlife.com/newyork. We do not currently accept transfer instructions from you through any other form of electronic communication. Unless you instruct us not to, we accept transfer instructions from any Owner. We may also allow you to authorize someone else to request transfers on your behalf.

ELECTRONIC INVESTMENT OPTION TRANSFER AND ALLOCATION INSTRUCTIONS

We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.

Please note that telephone, fax and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.

By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

EXCESSIVE TRADING AND MARKET TIMING

We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.

Frequent transfers, programmed transfers, transfers into and then out of an Investment Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.

•
Dilution of the interests of long-term investors in an Investment Option, if market timers or others transfer into an Investment Option at prices that are below their true value, or transfer out at prices above their true value.

•	An adverse effect on portfolio management, such as causing an Investment Option to maintain a higher level of cash or causing an Investment Option to liquidate investments prematurely.
•	Increased brokerage and administrative expenses.

We attempt to protect our Owners and the Investment Options from potentially disruptive trading through our excessive trading and market timing policies and procedures. Under these policies and procedures, we could modify your transfer privileges for some or all of the Investment Options. Unless prohibited by your Contract or applicable state law, we may:

•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
•	Restrict the transfer method (for example, requiring all transfers be sent by first class U.S. mail and rescinding electronic transfer privileges).
•
Require a minimum time period between each transfer into or out of the same Investment Option. Our current policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the AZL Money Market Fund when available in your Contract. Round trips are transfers into and back out of the same Investment Option, or transfers out of and back into the same Investment Option.

•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
•	Limit the dollar amount of any single Purchase Payment or transfer request to an Investment Option.
•	Prohibit transfers into specific Investment Options.
•	Impose other limitations or restrictions to the extent permitted by federal securities laws.

We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an Investment Option may be unable to invest effectively in accordance with its investment objectives and policies.

Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.

We do not include automatic transfers made under any of our programs or Contract features when applying our market timing policy.

We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.

We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.

We cannot guarantee the following.

•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

In addition, some of the Investment Options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the Investment Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.

We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an Investment Option’s shares are subject to acceptance by that Investment Option’s manager. We reserve the right to reject, without prior notice, any Investment Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Investment Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.

Investment Options may add or change policies designed to restrict market timing activities. For example, Investment Options may impose restrictions on transfers between Investment Options in an affiliated group if the investment adviser to one or more of the Investment Options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an Investment Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Investment Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Investment Option restrictions and actions taken by the Investment Options’ managers.

NOTE: This Contract is not designed for professional market timing organizations, other entities or persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Therefore, persons engaging in potentially disruptive trading may be subjected to some uncertainty as to when and how we apply trading restrictions, and persons not engaging in potentially disruptive trading may not know precisely what actions will be taken against a person engaging in potentially disruptive trading. For example, if we determine a person is engaging in potentially disruptive trading, we may revoke that person’s electronic transfer privileges and require all future requests to be sent by first class U.S. mail. In the alternative, if the disruptive trading affects only a single Investment Option, we may prohibit transfers into or Purchase Payment allocations to that Investment Option. We notify the person or entity making the potentially disruptive trade when we revoke any transfer privileges.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.

FLEXIBLE REBALANCING PROGRAM

Your selected Investment Options’ performance may cause the percentage of Portfolio Choice Account Value in each Investment Option to change. Flexible rebalancing can help you maintain your selected Portfolio Choice Account allocation percentages. You can direct us to automatically adjust your Portfolio Choice Account Value in the Investment Options on a quarterly, semi-annual or annual basis according to your instructions. We make flexible rebalancing transfers on the 20th of the month, or the prior Business Day if the 20th is not a Business Day. We must receive your flexible rebalancing program form in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we rebalance, or your program does not begin until next month. If you participate in this program, there are no fees for the flexible rebalancing transfers and we do not currently count them as a free transfer. We reserve the right to discontinue or modify the flexible rebalancing program at any time and for any reason. To end this program, we must receive your request at our Service Center by 4 p.m. Eastern Time on the Business Day immediately before the 20th to end that month.

NOTE: This program is only available in the Portfolio Choice Account.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

FINANCIAL ADVISERS – ASSET ALLOCATION PROGRAMS

If you have an investment adviser and want to pay their fees from this Contract, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your adviser. We treat this fee payment as a withdrawal. For tax purposes, withdrawals are considered to come from earnings first, not Purchase Payments. If any Owner is under age 59½, withdrawals may be subject to a 10% federal penalty tax. You should consult a tax adviser regarding the tax treatment of adviser fee payments.

Your investment adviser acts on your behalf, not ours. We are not party to your advisory agreement or responsible for your adviser’s actions. We do not set your adviser’s fee or receive any part of it. Any adviser fee you pay is in addition to this Contract’s fees and expenses. You should ask your adviser about compensation they receive for this Contract.

You can submit a written request to our Service Center on a form satisfactory to us to allow your adviser to make Investment Option transfers on your behalf. However, we reserve the right to review an adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the adviser's trading history indicates excessive trading, we can deny your request. If we approve it, your adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.

VOTING PRIVILEGES

We legally own the Investment Option shares. However, when an Investment Option holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.

We determine your voting interest in an Investment Option as follows.

•
You can provide voting instructions based on the dollar value of the Investment Option’s shares in your Contract’s subaccount. We calculate this value based on the number and value of accumulation units for your Contract on the record date. We count fractional units.

•	You receive proxy materials and a voting instruction form.

7.	OUR GENERAL ACCOUNT

Our general account holds all our assets other than our separate account assets. We own our general account assets and use them to support our insurance and annuity obligations, other than those funded by our separate accounts. These assets are subject to our general business operation liabilities, and may lose value. Subject to applicable law, we have sole investment discretion over our general account assets.

We have not registered our general account as an investment company under the Investment Company Act of 1940, nor have we registered our general account interests under the Securities Act of 1933. As a result, the SEC has not reviewed our general account prospectus disclosures.

We do not currently offer any general account investment choices during the Accumulation Phase. Any Portfolio Choice Account Value or Heritage Account Value you apply to Annuity Payments during the Annuity Phase becomes part of our general account. Any guaranteed values, such as the Retirement Protection Account’s Lifetime Income Payments, that are greater than Contract Value are subject to our claims paying ability and the priority rights of our other creditors.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

8.	EXPENSES

There are charges and other expenses associated with the Contract that reduce your investment return. These charges and expenses are described in detail in this section.

PORTFOLIO CHOICE ACCOUNT FEE

The Portfolio Choice Account fee applies if you allocate to the Portfolio Choice Account. We calculate and accrue the fee on a daily basis, at an annualized rate of 0.35% of the Portfolio Choice Account Investment Options’ net asset value. The net asset value is the price of an underlying Investment Option. Each Business Day during the Accumulation Phase, we deduct this fee from your Portfolio Choice Account Investment Options’ assets.

This fee compensates us for your Portfolio Choice Account’s benefits, including our contractual obligation to make Annuity Payments, certain Portfolio Choice Account expenses, and assuming the expense risk that the current fees are less than future Portfolio Choice Account administrative costs. If the Portfolio Choice Account fee covers these costs and risks, any excess is profit to us. We anticipate making such a profit.

HERITAGE ACCOUNT FEE

If you allocate to the Heritage Account, we deduct a Heritage Account fee from your Heritage Account Value during the Accumulation Phase while your Heritage Account Value is positive. The fee is an annualized rate that is accrued on a daily basis as a percentage of the Heritage Base.

We begin calculating and accruing the daily Heritage Account fee amount on the day after you allocate to the Heritage Account. We deduct this fee for each quarter at the end of the last Business Day before each Quarterly Anniversary with the following exceptions.

•
If you transfer or withdraw the total Heritage Account Value, we deduct the final Heritage Account fee (the total of all daily Heritage Account fees we calculated for the current Contract quarter) before processing the transfer or withdrawal.

•	If your Contract ends due to death, we deduct the final Heritage Account fee before calculating the death benefit.

	During the Accumulation Phase
	Maximum	Minimum	Current
Heritage Account Fee	1.75%	0.25%	0.85%
For information on how we calculate the Heritage Base, see section 12, Death Benefit – Heritage Death Benefit.

We reserve the right to increase or decrease the Heritage Account fee on each Quarterly Anniversary, subject to the maximum and minimum. However, in any twelve-month period we cannot increase or decrease the Heritage Account fee more than 0.25%. If we increase this fee, we notify you in writing at least 30 days in advance.

We deduct the Heritage Account fee on a dollar for dollar basis from the Heritage Account Value. However, the Heritage Account fee does not decrease the Heritage Account’s Heritage Base (see section 12, Death Benefit – Heritage Death Benefit). If on a Quarterly Anniversary the Heritage Account Value at the end of the prior Business Day is less than this fee, we deduct your total remaining Heritage Account Value to cover this fee and reduce your Heritage Account Value to zero.

Changes to the Heritage Base change the Heritage Account fee amount. For example, if you allocate an additional Purchase Payment to the Heritage Account, both your Heritage Base and daily Heritage Account fee amount also increase. Similarly, withdrawals from the Heritage Account decrease both your Heritage Base and daily fee amount.

This fee compensates us for the benefits and guarantees of the Heritage Death Benefit. If the Heritage Account fee covers these costs and risks, any excess is profit to us. We anticipate making such a profit.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

RETIREMENT PROTECTION ACCOUNT FEE

If you allocate to the Retirement Protection Account, we deduct a Retirement Protection Account fee from your Retirement Protection Account Value during the Accumulation and Income Phase while your Retirement Protection Account Value is positive. The fee is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base.

We begin calculating and accruing the daily Retirement Protection Account fee amount on the day after you allocate to the Retirement Protection Account. We deduct this fee for each quarter at the end of the last Business Day before each Quarterly Anniversary with the following exceptions.

•
If you transfer or withdraw the total Retirement Protection Account Value, we deduct the final Retirement Protection Account fee (the total of all daily Retirement Protection Account fees we calculated for the current Contract quarter) before processing the transfer or withdrawal.

•	If your Contract ends due to death, we deduct the final Retirement Protection Account fee before calculating the death benefit.

	During the Accumulation and Income Phases
	Maximum	Minimum	Current
Retirement Protection Account Fee (as a percentage of the Benefit Base)	1.75%	0.25%	1.05%
For information on how we calculate the Benefit Base, see section 10, Lifetime Income Payments – Benefit Base.

We reserve the right to increase or decrease the Retirement Protection Account fee on each Quarterly Anniversary, subject to the maximum and minimum. However, in any twelve-month period we cannot increase or decrease the Retirement Protection Account fee more than 0.25%. If we increase this fee, we notify you in writing at least 30 days in advance.

We deduct the Retirement Protection Account fee on a dollar for dollar basis from the Retirement Protection Account Value. However, the Retirement Protection Account fee does not decrease the Retirement Protection Account’s guaranteed values; it only decreases the Retirement Protection Account Value used to calculate any potential increases to guaranteed values. Guaranteed values include the Benefit Base and Quarterly Anniversary Value (see section 10, Lifetime Income Payments), and Maximum Anniversary Value (see section 12, Death Benefit – Maximum Anniversary Death Benefit). If on a Quarterly Anniversary the Retirement Protection Account Value at the end of the prior Business Day is less than this fee, we deduct your total remaining Retirement Protection Account Value to cover this fee and reduce your Retirement Protection Account Value to zero. If this deduction occurs during the Income Phase, your Lifetime Income Payments continue although we no longer assess or deduct the Retirement Protection Account fee.

Changes to the Benefit Base change the Retirement Protection Account fee amount. For example, if you receive an annual Lifetime Income Payment increase because the Retirement Protection Account Value increased, both your Benefit Base and daily Retirement Protection Account fee amount also increase. Similarly, an Excess Withdrawal decreases both your Benefit Base and daily fee amount.

This fee compensates us for the benefits provided by the Retirement Protection Account, including the Account’s guarantees. If the Retirement Protection Account fee covers these costs and risks, any excess is profit to us. We anticipate making such a profit.

CONTRACT MAINTENANCE CHARGE

Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:

•
During the Accumulation and Income Phases for all your Retirement Advantage New York Contracts if the total Contract Value is at least $100,000 at the time we are to deduct the charge. We determine the total Contract Value for all individually owned Contracts by using the Owner’s social security number, and for non-individually owned Contracts we use the Annuitant’s social security number.

•	During the Annuity Phase.

•	When paying death benefits under death benefit payment options A, B, or C.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

We deduct this charge first from the Portfolio Choice Account Value or Heritage Account Value as applicable, and then from the Retirement Protection Account Value if necessary. We deduct the contract maintenance charge on a dollar for dollar basis from your Account Values determined at the end of the last Business Day before the Contract Anniversary. If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We deduct this charge proportionately from your selected Investment Options in the appropriate Account. If we deduct this charge from the Heritage Account, it does not decrease the Heritage Base. If we deduct this charge from the Retirement Protection Account, it does not decrease the Account’s guaranteed values; it only decreases the Retirement Protection Account Value used to calculate any potential increases to guaranteed values.

TRANSFER FEE

The first twelve transfers every Contract Year are free. A Contract Year is a period of twelve months beginning on the Issue Date or any subsequent Contract Anniversary. After that, we deduct a $25 transfer fee for each additional transfer. We count all transfers made in the same Business Day as one transfer. The following do not count against the free transfers we allow and are not subject to a transfer fee: transfers between the same Investment Option in the two Accounts, dollar cost averaging transfers, flexible rebalancing transfers, or quarterly rebalancing transfers under the Heritage Account or Retirement Protection Account.

We deduct this fee only during the Accumulation and Income Phases. We deduct this fee on a dollar for dollar basis from your Account Values determined at the end of the Business Day that we process the transfer request. If you are transferring from multiple Investment Options, we deduct this fee proportionately from the Investment Options from which the transfer is made. If you transfer the total amount in an Investment Option, we deduct a transfer fee from the amount transferred. If we deduct this charge from the Heritage Account, it does not decrease the Heritage Base. If we deduct this fee from the Retirement Protection Account, it does not decrease the Account’s guaranteed values; it only decreases the Retirement Protection Account Value used to calculate any potential increases to guaranteed values.

PREMIUM TAX

Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract Value, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity. New York does not currently assess a premium tax.

INCOME TAX

Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.

INVESTMENT OPTION EXPENSES

The Investment Options’ assets are subject to operating expenses (including management fees). These expenses are described in the Fee Tables, Appendix A, and in the Investment Options’ prospectuses. These expenses reduce the Investment Options’ performance and, therefore, negatively affect your Account Values and Contract Value or any guaranteed values or payments based on these values. The Investment Options’ investment advisers provided us with the expense information in this prospectus and we did not independently verify it.

9.	ACCESS TO YOUR MONEY

The money in your Contract is available under the following circumstances:

•	by taking a withdrawal;

•	by taking Lifetime Income Payments (Retirement Protection Account only);

•	by taking required minimum distributions (Qualified Contracts only) as discussed in “Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” later in this section;

•	by taking Annuity Payments (Portfolio Choice Account or Heritage Account only); or

•	when we pay a death benefit.

You can take withdrawals during the Accumulation and Income Phases, but not during the Annuity Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. Any withdrawal request received at or after the end of the current Business Day receives the next Business Day’s value.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Any partial withdrawal must be for at least $500.* The maximum partial withdrawal you can take from the Heritage Account or Retirement Protection Account is equal to the total Account Value, less your total accumulated Account fee for the current Contract quarter as of the end of the Business Day that we process the withdrawal. The Contract Value after a partial withdrawal must be at least $2,000.** We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.

*	Does not apply to Lifetime Income Payments, systematic withdrawals, or required minimum distributions.

**	Does not apply to Lifetime Income Payments.

We deduct any partial withdrawal proportionately from the Account Value in each Investment Option unless you provide us with alternate instructions. If you take a partial withdrawal from specific Investment Options in the Heritage Account or Retirement Protection Account, the Account’s quarterly rebalancing feature moves money back into those Investment Options at the end of the quarter unless you also change your future Purchase Payment allocation instructions.

When you take a full withdrawal of the total Contract Value, we process your request on the Business Day we receive it in Good Order at our Service Center as follows:

•	total Contract Value determined at the end of the day,

•	less any final Heritage Account fee and/or Retirement Protection Account fee, and

•	less any contract maintenance charge.

See the Fee Tables and section 8, Expenses for a discussion of these charges.

We pay withdrawals within seven days of receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).

NOTE:

•	Ordinary income taxes and tax penalties may apply to any withdrawal you take.

•
We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals, surrenders, or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the AZL Money Market Fund subaccount until the fund is liquidated.

SYSTEMATIC WITHDRAWAL PROGRAM

If your Portfolio Choice Account Value or Heritage Account Value is at least $25,000, the systematic withdrawal program can provide automatic withdrawal payments to you. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. There is no minimum or maximum on the amount you can withdraw under this program. We make systematic withdrawals on the ninth of the month, or the prior Business Day if the ninth is not a Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these withdrawals, or your program does not begin until the next month. This program ends at your request or when you withdraw your total Portfolio Choice Account Value or Heritage Account Value. However, we reserve the right to discontinue the systematic withdrawal program at any time and for any reason.

NOTE:

•	Ordinary income taxes and tax penalties may apply to systematic withdrawals.

•	The systematic withdrawal program is not available while you are receiving required minimum distribution payments.

•	This program is only available in the Portfolio Choice Account or Heritage Account.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

MINIMUM DISTRIBUTION PROGRAM AND REQUIRED MINIMUM DISTRIBUTION (RMD) PAYMENTS

If you own a Qualified Contract, you can participate in the minimum distribution program during the Accumulation Phase. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for this Qualified Contract. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the prior Business Day if the ninth is not a Business Day. We must receive your program form instructions in Good Order at our Service Center by 4 p.m. Eastern Time on the Business Day before we process these payments, or your program does not begin until the next month.

Lifetime Income Payments can also be used to satisfy your RMD needs. If you begin Lifetime Income Payments while participating in the minimum distribution program, RMD payments stop on the Business Day immediately before the Benefit Election Date. You remain in the program (unless you choose to end it), and if your Lifetime Income Payments and any other withdrawals you choose to take during a calendar year do not fully satisfy your RMD, we send you an additional RMD payment to satisfy your remaining RMD needs. For more information, see the note in section 10, Lifetime Income Payments – Calculating Your Lifetime Income Payments.

NOTE:

•	You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.

•	The minimum distribution program is not available while you are receiving systematic withdrawals.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone transfers or payments for withdrawals* for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•
an emergency (as determined by the SEC) exists as a result of which disposal of the Investment Option shares is not reasonably practicable or we cannot reasonably value the Investment Option shares; or

•	during any other period when the SEC, by order, so permits for the protection of Owners.

*	Including Lifetime Income Payments and Excess Withdrawals.

10.	LIFETIME INCOME PAYMENTS

We designed Lifetime Income Payments to last for the lifetime of the Covered Person. If you do not begin Lifetime Income Payments before the Covered Person dies or is removed from the Contract, you will not receive any payments. In the case of non-spouse Joint Owners, if a Joint Owner dies before payments begin, payments are not available to you even if the Covered Person is still alive. Lifetime Income Payments are available once the Covered Person reaches age 65 and before he or she reaches age 91. You choose your payment frequency and amount subject to an annual maximum. Once established, the annual maximum Lifetime Income Payment can increase, but it cannot decrease unless you take an Excess Withdrawal or transfer the total Retirement Protection Account Value into your other Account.

The Retirement Protection Account provides no payment until the Covered Person is at least age 65. If we require you to annuitize your Contract as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments that are at least equal to the Lifetime Income Payments you are then receiving as described in section 11, The Annuity Phase – When Annuity Payments Begin.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

LIFETIME INCOME PAYMENT OVERVIEW

We base your initial Lifetime Income Payment on the Benefit Base and the current payment percentage. On the Benefit Election Date, the Benefit Base is the greater of the Retirement Protection Account Value as of the end of the last Business Day before the Benefit Election Date, or the highest Retirement Protection Account Value from any prior Quarterly Anniversary adjusted for subsequent withdrawals (the Quarterly Anniversary Value). We determine your payment percentage by using the Payment Table(s) and the current treasury rate, which is the Ten-year U.S. Constant Maturity Treasury rate (see the following table). We establish your Contract’s Payment Table(s) on the Issue Date and we cannot change them. If the Ten-year U.S. Constant Maturity Treasury rate is no longer available, we may substitute a replacement treasury rate. We base any replacement treasury rate upon U.S. Treasury securities, with maturities of at least two years. The current Payment Table is as follows.

Payment Table
Current Ten-year U.S. Constant Maturity Treasury rate	Payment percentage
3.49% and below	4%
3.50% to 4.99%	5%
5.00% and above	6%
The annual maximum Lifetime Income Payment is the amount you are entitled to receive each year, but you can choose to take less. Your annual maximum Lifetime Income Payment may increase if the payment percentage increases based on the current treasury rate, and/or the Retirement Protection Account Value increases. For more information, see “Automatic Annual Lifetime Income Payment Increases.”

Here is a chart of the historical Ten-year U.S. Constant Maturity Treasury Rate. This chart is shown for historical purposes only and is not a representation of future rates.

	High and Low Ten-Year U.S. Constant Maturity Treasury Rate by Year
Year	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
High	6.98%	5.81%	6.45%	6.79%	5.54%	5.44%	4.61%	4.89%	4.66%	5.25%	5.26%	4.27%	3.98%	4.01%	3.75%
Low	5.72%	4.16%	4.63%	5.02%	4.22%	3.61%	3.13%	3.70%	3.89%	4.34%	3.83%	2.08%	2.23%	2.41%	1.72%
BENEFIT BASE

The Benefit Base determines both your Retirement Protection Account fee and your initial annual maximum Lifetime Income Payment. The greater the Benefit Base, the greater the initial annual maximum Lifetime Income Payment.

On the Issue Date, and on each Business Day before the Benefit Election Date, the Benefit Base is equal to the Quarterly Anniversary Value. On the Benefit Election Date, we compare your Benefit Base to the Retirement Protection Account Value using the values determined at the end of the prior Business Day and increase your Benefit Base to equal this Retirement Protection Account Value if it is greater.

On and after the Benefit Election Date, your Benefit Base only changes if we increase your annual maximum Lifetime Income Payment, you take an Excess Withdrawal, or you transfer the total Retirement Protection Account Value to your other Account. Transferring your total Retirement Protection Account Value to your other Account eliminates the Benefit Base, and ends any Lifetime Income Payments, the Maximum Anniversary Death Benefit and the Retirement Protection Account. An annual payment increase may increase or decrease your Benefit Base as discussed in “Automatic Annual Lifetime Income Payment Increases”. Excess Withdrawals reduce your Benefit Base by the greater of the percentage of Retirement Protection Account Value withdrawn, or the dollar amount withdrawn, determined at the end of the Business Day we process the withdrawal. Changes in the Benefit Base also change your daily Retirement Protection Account fee amount.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

QUARTERLY ANNIVERSARY VALUE

We only calculate the Benefit Base’s Quarterly Anniversary Value before the Benefit Election Date and before the Covered Person reaches age 91.

On the Issue Date, the Quarterly Anniversary Value is initially equal to the Purchase Payment received and allocated to the Retirement Protection Account. At the end of each Business Day, we adjust the Quarterly Anniversary Value as follows.

•	We increase it by the amount of any additional Purchase Payments received and allocated to the Retirement Protection Account, and any Account Value transferred into the Retirement Protection Account.

•
We reduce it for any withdrawals or transfers taken out of the Retirement Protection Account. The reduction is the greater of the percentage of Retirement Protection Account Value taken, or the dollar amount taken. We do not include amounts we withdraw for Contract charges in this reduction.

On each Quarterly Anniversary, we compare the Quarterly Anniversary Value to the Retirement Protection Account Value using the values determined at the end of the prior Business Day (determined after the deduction of all Contract fees and expenses) and increase the Quarterly Anniversary Value to equal this Retirement Protection Account Value if it is greater.

REQUESTING LIFETIME INCOME PAYMENTS

You request Lifetime Income Payments by completing a payment election form. Your Benefit Election Date is the Business Day we receive your form in Good Order at our Service Center. The Covered Person must be alive on the Benefit Election Date in order for Lifetime Income Payments to begin. You cannot submit this form until the Covered Person reaches the minimum exercise age, or once the Covered Person reaches age 91. We establish your Contract’s minimum exercise age on the Issue Date and we cannot change it. The current minimum exercise age is age 65.

Lifetime Income Payments begin on the Payment Date you select, which can be any day of a calendar month from the first through the 28th. The earliest Payment Date you can select is the Benefit Election Date, and the latest Payment Date is 28 days after the Benefit Election Date. You can elect to receive Lifetime Income Payments monthly, quarterly, semi-annually, or annually. If the scheduled Payment Date does not fall on a Business Day, we make the payment on the next Business Day.

You can change your payment frequency once each Benefit Year while your Retirement Protection Account Value is positive. A Benefit Year is a period of twelve months beginning on the Benefit Election Date or any subsequent Benefit Anniversary. A Benefit Anniversary is a twelve-month anniversary of the Benefit Election Date. Once your Advantage Account Value reduces to zero, you receive your maximum Lifetime Income Payment at the previous selected payment frequency. You must provide notice of any requested payment frequency change to our Service Center at least 30 days before the Benefit Anniversary. If the change is available, we implement it on the Benefit Anniversary and it remains in effect until the Income Phase ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.

If your Retirement Protection Account Value reduces to zero during the Accumulation Phase for any reason other than a withdrawal or transfer and your Benefit Base is positive, we calculate your annual maximum Lifetime Income Payment on the next available Benefit Election Date once the Covered Person reaches the minimum exercise age and begin making annual payments to you on the next available Payment Date. If the Benefit Election Date has not occurred six months before the Covered Person reaches age 91, we send you written notice that the payment eligibility period is about to end.

On or after the Benefit Election Date that you request Lifetime Income Payments:

•	You cannot make additional Purchase Payments or transfer into the Retirement Protection Account.

•	Any active automatic investment plan ends.

•	The Retirement Protection Account fee continues until the Income Phase, or your Retirement Protection Account Value reduces to zero.

•	If you begin Annuity Payments, Lifetime Income Payments, the Income Phase, the Maximum Anniversary Death Benefit and the Retirement Protection Account all end.

•
The Retirement Protection Account Value continues to fluctuate as a result of Investment Option performance. It decreases on a dollar for dollar basis with each Lifetime Income Payment, Excess Withdrawal, and deduction of the contract maintenance charge or transfer fee.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

•
Lifetime Income Payments do not reduce your Benefit Base, but Excess Withdrawals reduce your Benefit Base by the greater of the percentage of Retirement Protection Account Value withdrawn, or the dollar amount withdrawn. Excess Withdrawals reduce your annual maximum Lifetime Income Payment on the next Benefit Anniversary after the withdrawal by the same percentage that we reduced the Benefit Base. Excess Withdrawals may cause Lifetime Income Payments, the Income Phase, the Maximum Anniversary Death Benefit and the Retirement Protection Account to all end.

•
Each Lifetime Income Payment and any Excess Withdrawal reduce the Maximum Anniversary Value under the Maximum Anniversary Death Benefit by the greater of the percentage of Retirement Protection Account Value withdrawn or the dollar amount withdrawn.

•
Any part of your annual maximum Lifetime Income Payment that you do not withdraw in a given Benefit Year remains in your Retirement Protection Account for the remainder of that year, but is not added to the annual maximum payment available next year.

•
We may increase your annual maximum Lifetime Income Payment on every Benefit Anniversary before the Covered Person reaches age 91. If you receive a payment increase, we may also change your Benefit Base.

NOTE:

•
If you do not begin Lifetime Income Payments during the eligibility period, you will have incurred higher Contract charges without receiving the benefit of a lifetime payment stream, although you will still have access to the Maximum Anniversary Death Benefit.

•	Please discuss the appropriateness of Lifetime Income Payments with your Financial Professional and tax adviser.

CALCULATING YOUR LIFETIME INCOME PAYMENTS

The annual maximum Lifetime Income Payment is the amount you are entitled to receive each Benefit Year. On the Benefit Election Date, the initial annual maximum Lifetime Income Payment is equal to the Benefit Base, multiplied by the current payment percentage determined by using the Payment Table (see “Lifetime Income Payment Overview” earlier in this section), and the current treasury rate in effect when we receive your payment election form in Good Order at our Service Center. We determine the current treasury rate by reference to the Ten-year U.S. Constant Maturity Treasury rate as of the end of the last Business Day of the prior week. (For historical information about the Ten-year U.S. Constant Maturity Treasury rate, see the “Lifetime Income Payment Overview”.) On the Benefit Election Date, if your initial annual maximum Lifetime Income Payment is less than $100, Lifetime Income Payments are not available and you will have incurred higher Contract charges without receiving the benefit of a lifetime payment stream, although you may still have access to the Maximum Anniversary Death Benefit.

The annual maximum Lifetime Income Payment is the amount you are entitled to, but you can choose to take less. The annual actual Lifetime Income Payment is the total amount you choose to receive each year. Any part of your annual maximum payment that you do not withdraw in a given Benefit Year is not added to the annual maximum payment available next year. Each Lifetime Income Payment you receive is equal to the annual actual Lifetime Income Payment divided by the number of payments you chose to receive during the Benefit Year. The initial actual Lifetime Income Payment must either be zero, or at least $100. For example, you cannot request an annual payment of $50.

We deduct each Lifetime Income Payment, Excess Withdrawal, and any additional RMD payment resulting from a required minimum distribution, proportionately from the Investment Options. We continue to rebalance the Retirement Protection Account Value among the Investment Options according to your future Purchase Payment allocation instructions during the Income Phase. You can also continue to make transfers between the Retirement Protection Account Investment Options during the Income Phase, subject to the restrictions set out in section 4, Purchasing the Contract – Retirement Protection Account Investment Option Allocation Restrictions and Quarterly Rebalancing.

If your Retirement Protection Account Value reduces to zero for any reason other than an Excess Withdrawal or transfer of the total Retirement Protection Account Value to your other Account, then Lifetime Income Payments continue until the Covered Person’s death unless you begin Annuity Payments. Annuitizing your Portfolio Choice Account Value or Heritage Account Value ends your Lifetime Income Payments and the Retirement Protection Account will no longer be available to you.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Excess Withdrawals

Your annual maximum Lifetime Income Payment only decreases if you take an Excess Withdrawal.

An Excess Withdrawal is a withdrawal you take from the Retirement Protection Account while you are receiving Lifetime Income Payments, that when added to any other withdrawals taken out of the Retirement Protection Account during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. If your actual Lifetime Income Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Lifetime Income Payment, and not an Excess Withdrawal. Excess Withdrawals do not include amounts we withdraw for Contract charges.

For example, assume your annual maximum Lifetime Income Payment is $2,000 and you take an annual actual Lifetime Income Payment of $1,000. Within a Benefit Year, you can take an additional withdrawal of up to $1,000 from the Retirement Protection Account and we consider that amount to be an additional actual Lifetime Income Payment. If you withdraw $1,200 from the Retirement Protection Account, we consider the first $1,000 to be an additional actual Lifetime Income Payment and the next $200 to be an Excess Withdrawal.

Any partial Excess Withdrawal must comply with the restrictions in section 9, Access to Your Money and the following provisions. If your Contract Value is less than $2,000, you can only withdraw the total remaining Contract Value (less any Retirement Protection Account fee). Also, if at the end of the Business Day that we process your Excess Withdrawal your Contract Value is less than $2,000, you must withdraw the total remaining Contract Value (less any Retirement Protection Account fee). If you take an Excess Withdrawal of the total remaining Contract Value your entire Contract ends.

Excess Withdrawals reduce your annual maximum Lifetime Income Payment on the next Benefit Anniversary after the withdrawal. For each Excess Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Benefit Base. If partial Excess Withdrawals reduce your annual maximum Lifetime Income Payment to less than $100, we either transfer the entire remaining Retirement Protection Account Value (less any Retirement Protection Account fee) to the Portfolio Choice Account (or Heritage Account, as applicable) if that Account Value is positive, or we send this amount to you. If we transfer this amount to the Portfolio Choice Account (or Heritage Account, as applicable) your Lifetime Income Payments, the Income Phase, the Maximum Anniversary Death Benefit and the Retirement Protection Account all end. If we send this amount to you, your Contract ends.

NOTE:

•
For Qualified Contracts, if we calculate a required minimum distribution (RMD) based on this Contract, after making all Lifetime Income Payments for the calendar year, we determine whether this calendar year’s total RMD has been satisfied by these payments and any other withdrawals. If the RMD amount has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We deduct this payment from the Heritage Account first, and remaining amount from the Retirement Protection Account. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal.

•
For required annuitization, if on the maximum permitted Annuity Date you are receiving Lifetime Income Payments, we guarantee to pay you the greater of your maximum Lifetime Income Payment or Annuity Payments based on the Contract Value under Annuity Option 1. If you select any other Annuity Option, this guarantee does not apply. For more information, see section 11, The Annuity Phase.

AUTOMATIC ANNUAL LIFETIME INCOME PAYMENT INCREASES

We may change your annual maximum Lifetime Income Payment on each Benefit Anniversary before the Covered Person reaches age 91.

First, we adjust your annual maximum payment from the prior Benefit Anniversary (or the Benefit Election Date if this is the first Benefit Anniversary), for any Excess Withdrawal taken during the prior Benefit Year.

We may then also increase your adjusted annual maximum Lifetime Income Payment to equal the result of your Retirement Protection Account Value determined at the end of the prior Business Day (determined after the deduction of all Contract fees and expenses), multiplied by the greater of:

a)	the payment percentage established on the prior Benefit Anniversary (or the Benefit Election Date if this is the first Benefit Anniversary), or

b)	the current payment percentage based on the treasury rate that is in effect on the Benefit Anniversary.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

If we increase your payment, we also change your Benefit Base to equal your Retirement Protection Account Value determined at the end of the prior Business Day. This may increase or decrease your Benefit Base, which may also change the daily Retirement Protection Account fee amount.

NOTE: Automatic annual Lifetime Income Payment increases are not available once the Covered Person reaches age 91, or on or after the Business Day your Retirement Protection Account Value reduces to zero.

TAXATION OF LIFETIME INCOME PAYMENTS

Lifetime Income Payments are treated as withdrawals for tax purposes. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. For Qualified Contracts, the total Lifetime Income Payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract under Section 72(t) or 72(q) of the Internal Revenue Code and you begin Lifetime Income Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% federal penalty tax.

WHEN THE INCOME PHASE ENDS

The Income Phase ends on the earliest of the following.

•	The Business Day you take an Excess Withdrawal of the total Retirement Protection Account Value.

•	The Business Day you transfer the total Retirement Protection Account Value to your other Account.

•	The Benefit Anniversary that your annual maximum Lifetime Income Payment is less than $100 due to an Excess Withdrawal.

•	The Business Day before the Annuity Date that you annuitize the Portfolio Choice Account Value (or Heritage Account Value, as applicable).

•	If you do not assign or change ownership of this Contract, the Income Phase ends on the Covered Person’s date of death with the following exception.

–
For non-spouse Joint Owners, the Income Phase ends on the first Joint Owner’s date of death. However, if the first Joint Owner’s date of death occurs after the Contract Value has been reduced to zero, the Income Phase ends on the Covered Person’s date of death. This means the Income Phase may end even if the sole Covered Person is still alive.

•	When the Contract ends.

NOTE: An assignment or change of ownership does not change the Covered Person(s). After an assignment or change of ownership, if a Covered Person who was previously an Owner (or Annuitant for non-individually owned Contracts) no longer has that position, the Income Phase ends on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse is a sole Beneficiary and continues the Contract, the Income Phase ends on the earlier of the date of death of the surviving spouse or Covered Person. If a surviving spouse instead elects to receive payment of the death benefit, the Income Phase ends on the Business Day we receive his or her Valid Claim. This means that the Income Phase may end even if the Covered Person is still alive.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

11.	THE ANNUITY PHASE

Annuity Payments offer a guaranteed income stream with certain tax advantages and are designed for Owners who are not concerned with continued access to Contract Value. Prior to annuitization, you can surrender your Contract and receive your total Contract Value.

You can apply your total Portfolio Choice Account Value or total Heritage Account Value to regular periodic fixed annuity payments (Annuity Payments). The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we pay the amount that would have been paid at the true age or gender.

NOTE: Your entire Contract Value must be in the Portfolio Choice Account (or Heritage Account, as applicable) before Annuity Payments can begin. If your Retirement Protection Value is positive and you want to begin Annuity Payments, you must either transfer your total Retirement Protection Account Value to your other Account, or withdraw it from the Contract. Beginning Annuity Payments ends Lifetime Income Payments, the Income Phase, the Maximum Anniversary Death Benefit and the Retirement Protection Account.

CALCULATING YOUR ANNUITY PAYMENTS

We base Annuity Payments upon the following:

•	The Portfolio Choice Account Value (or Heritage Account Value, as applicable) on the Annuity Date.

•	The age of the Annuitant and any joint Annuitant on the Annuity Date.

•	The gender of the Annuitant and any joint Annuitant where permitted.

•	The Annuity Option you select.

•	Your Contract’s interest rate (or current rates, if higher) and mortality table.

We guarantee the dollar amount of fixed Annuity Payments and this amount remains fixed and does not change during the entire annuity payout option period that you selected, except as provided under Annuity Option 3.

ANNUITY PAYMENT OPTIONS

You can choose one of the Annuity Options described below or any other payment option to which we agree. Before the Annuity Date, you can select and/or change the Annuity Option with at least 30 days written notice to us. After Annuity Payments begin, you cannot change the Annuity Option.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a guaranteed minimum period that you select.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. The amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

After the Annuitant’s death under Option 2, or the last surviving joint Annuitant's death under Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.

Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.

NOTE: If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option 2 with five years of guaranteed monthly payments.

WHEN ANNUITY PAYMENTS BEGIN

Annuity Payments begin on the Annuity Date. Your scheduled Annuity Date is the maximum permitted date allowed for your Contract, which is the first day of the calendar month following the Annuitant’s 90th birthday. Your scheduled Annuity Date may be different if the Contract is issued to a charitable remainder trust. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier or later Annuity Date may not be available to you depending on the Financial Professional you purchase your Contract through and your state of residence. Your Annuity Date must be the first day of a calendar month at least 13 months after the Issue Date. The Annuity Date cannot be later than what is permitted under applicable law. If you are required to take a Full Annuitization while you are receiving Lifetime Income Payments as a result of current tax law, which may occur at age 95 or later, we provide an annuity option with payments at least equal to the payments you are then receiving as described in the following note.

NOTE:

•
If on the maximum permitted Annuity Date your Contract Value is greater than zero, you must annuitize your Contract. We notify you of your available options in writing 60 days in advance. If you have not selected an Annuity Option, we make variable payments under Annuity Option 2 with five years of guaranteed monthly payments. Upon annuitization you no longer have Contract Value, Portfolio Choice Account Value (or Heritage Account Value, as applicable) Retirement Protection Account Value, a death benefit, and any other periodic withdrawals or payments other than Annuity Payments.

•
For Lifetime Income Payments: If on the maximum permitted Annuity Date we require you to annuitize your Contract and you are receiving Lifetime Income Payments, and your Contract Value is greater than zero, we make the following guarantee if you take Annuity Payments under Annuity Option 1 (Life Annuity).

If the sole Annuitant is the Covered Person, then your Annuity Payments equal the greater of:

•	annual Annuity Payments under Annuity Option 1 based on the Contract Value; or

•	the current annual maximum Lifetime Income Payment available to you.

However, if you select any other Annuity Option, this guarantee does not apply.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

12.	DEATH BENEFIT

“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.

The death benefit provided by the Portfolio Choice Account is the Portfolio Choice Account Value. The death benefit provided by the Heritage Account is the Heritage Death Benefit. The death benefit provided by the Retirement Protection Account is the Maximum Anniversary Death Benefit. Death benefits are not available during the Annuity Phase.

If you die during the Accumulation or Income Phase, we process the death benefit using prices determined after we receive a Valid Claim. If we receive a Valid Claim after the end of the current Business Day, we use the next Business Day’s prices.

If a Beneficiary dies before you, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining primary Beneficiaries, we pay any remaining contingent Beneficiary(ies). If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate.

If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her required information in Good Order at our Service Center. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, he or she each receives an equal share. Any part of the death benefit that is in the Investment Options remains there until distribution begins. From the time we determine the death benefit until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we no longer accept additional Purchase Payments or process transfer requests.

HERITAGE DEATH BENEFIT

The Heritage Death Benefit is the greater of the Heritage Account Value (after deduction of the final Heritage Account fee), or the Heritage Base. For a sole Beneficiary, we determine the Heritage Death Benefit at the end of the Business Day during which we receive his or her Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of the Heritage Base determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or their portion of the Heritage Account Value determined at the end of the Business Day during which we receive his or her Valid Claim.

On the Issue Date, the Heritage Base is equal to the Purchase Payment received and allocated to the Heritage Account. At the end of each Business Day, we adjust the Heritage Base as follows.

•	We increase it by the amount of any additional Purchase Payments received and allocated to the Heritage Account, and any Retirement Protection Account Value transferred into the Heritage Account.

•
We reduce it for any withdrawals or transfers taken out of the Heritage Account. The reduction is the greater of the percentage of Heritage Account Value taken, or the dollar amount taken. Withdrawals include RMD payments under the minimum distribution program, but do not include amounts we withdraw for the contract maintenance charge or transfer fee.

The Heritage Death Benefit ends on the Business Day that the Heritage Account’s Accumulation Phase ends as described in section 1, The Variable Annuity Contract.

MAXIMUM ANNIVERSARY DEATH BENEFIT

The Maximum Anniversary Death Benefit is the greater of the Retirement Protection Account Value (after deduction of the final Retirement Protection Account fee), or the Maximum Anniversary Value. For a sole Beneficiary, we determine the Maximum Anniversary Death Benefit at the end of the Business Day during which we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of Maximum Anniversary Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or their portion of the Retirement Protection Account Value determined at the end of the Business Day during which we receive his or her Valid Claim.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

On the Issue Date, the Maximum Anniversary Value is equal to the Purchase Payment received and allocated to the Retirement Protection Account. At the end of each Business Day, we adjust the Maximum Anniversary Value as follows.

•
We increase it by the amount of any additional Purchase Payments received and allocated to the Retirement Protection Account, and any Portfolio Choice Account Value (or Heritage Account Value, as applicable) transferred into the Retirement Protection Account.

•
We reduce it for any withdrawals or transfers taken out of the Retirement Protection Account. The reduction is the greater of the percentage of Retirement Protection Account Value taken, or the dollar amount taken. Withdrawals include Lifetime Income Payments, Excess Withdrawals, and any additional RMD payment resulting from a required minimum distribution, but do not include amounts we withdraw for the contract maintenance charge or transfer fee.

On each Contract Anniversary before the end date, we compare the Maximum Anniversary Value to the Retirement Protection Account Value using the values determined at the end of the prior Business Day (determined after the deduction of all Contract fees and expenses) and increase the Maximum Anniversary Value to equal this Retirement Protection Account Value if it is greater. On and after the end date, we no longer make this comparison. The end date occurs on the earliest of:

•	the Covered Person’s 91st birthday; or

•	the end of the Business Day during which we first receive a Valid Claim from any one Beneficiary.

The Maximum Anniversary Death Benefit ends upon the earliest of the following.

•	The Business Day before the Annuity Date.

•	On or after the Benefit Election Date, the Business Day that the Maximum Anniversary Value and Retirement Protection Account Value are both zero.

•	When the Contract ends.

DEATH OF THE OWNER AND/OR ANNUITANT

The appendix to the Statement of Additional Information includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.

DEATH BENEFIT PAYMENT OPTIONS DURING THE ACCUMULATION AND INCOME PHASES

If you do not designate a death benefit payment option, a Beneficiary must select one of the options listed below. If Option A (lump sum payment) is selected, we pay the amount within seven days of our receipt of a Valid Claim unless the suspension of payments or transfers provision is in effect. For Contracts issued or delivered in New York, if Option A is selected and we do not pay the claim within seven days, we pay interest on the death benefit amount beginning on the eighth calendar day at the greater of the current settlement rate which we declare annually, or 3%. Contact our Service Center at the address or phone number listed at the back of this prospectus for information on the current settlement rate.

Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with their portion of the death benefit in his or her own name. For non-individually owned Contracts, spousal continuation is only available to Qualified Contracts. Spouses must qualify as such under federal law to continue the Contract. An election by the spouse to continue their portion of the Contract must be made on the death claim form before we pay the death benefit. If the surviving spouse continues the Contract, at the end of the Business Day we receive his or her Valid Claim, we:

•	increase the Retirement Protection Account Value to equal the Maximum Anniversary Death Benefit if that amount is greater, and/or

•     increase the Heritage Account Value to equal the Heritage Death Benefit if that amount is greater.

A Retirement Protection Account Value increase may not increase the Benefit Base. If the surviving spouse continues their portion of the Contract, he or she may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries.

Option A: Lump sum payment of the death benefit.

Option B: Payment of the entire death benefit within five years of the date of any Owner’s death.

Option C: If the Beneficiary is an individual, payment of the death benefit as an Annuity Payment over the Beneficiary’s lifetime, or over a period not extending beyond the Beneficiary’s life expectancy. This means only Annuity Options 1, 2 and 5 are available. Distribution must begin within one year of the date of the Owner’s death.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Any portion of the death benefit not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.

If the Contract is owned by a non-individual, then we treat the death of any Annuitant as the death of an Owner for purposes of the Internal Revenue Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.

In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, the Contract is interpreted and administered in accordance with Section 72(s) of the Internal Revenue Code.

Other rules may apply to Qualified Contracts.

13.	TAXES

This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation is contained in the Statement of Additional Information, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.

QUALIFIED AND NON-QUALIFIED CONTRACTS

You can purchase either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is purchased pursuant to a specialized provision of the Internal Revenue Code (Code). For example, a Contract may be purchased pursuant to Section 408 of the Code as an Individual Retirement Annuity (IRA).

Qualified Contracts are subject to certain restrictions, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. Purchase Payments to Qualified Contracts other than from a qualified transfer may be restricted once the Owner reaches age 70½.

Currently, we offer the following types of Qualified Contracts.

Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual. We may determine which types of qualifed retirement plans are eligible to purchase this Contract.
If you purchase a Qualified Contract, you already receive the benefit of tax deferral through the qualified plan, and so you should purchase this Contract for purposes other than tax deferral.

You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code. There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

TAXATION OF ANNUITY CONTRACTS

The Contract has the following tax characteristics.

•	Taxes on earnings are deferred until you take money out.

•
When you take money out of a Non-Qualified Contract, earnings are generally subject to Federal income tax and applicable state income tax. All pre-tax funds distributed from Qualified Contracts are subject to federal and state income tax, but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.

•	Taxable distributions are subject to an ordinary income tax rate, rather than a capital gains rate.

•
Beginning in 2013, distributions from Non-Qualified Contracts will be considered investment income for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

•
If you take partial withdrawals from your Non-Qualified Contract, the withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.

•
If you fully annuitize your Non-Qualified Contract and receive a stream of Annuity Payments you receive the benefit of the exclusion ratio, and each Annuity Payment you receive is treated partly as taxable earnings and partly as non-taxable return of Purchase Payments.

•	If you take partial withdrawals or annuitize a Qualified Contract, you will be responsible for determining what portion, if any, of the distribution consists of after-fax funds.

•	Lifetime Income Payments are taxed as partial withdrawals.

•
If you take out earnings before age 59½, you may be subject to a Federal 10% penalty tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code.

•	A pledge or assignment of a Contract may be treated as a taxable event. You should discuss any pledge or assignment of a Contract with your tax adviser.

•
If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one calendar year, these contracts are treated as one contract for purposes of determining the tax consequences of any distribution.

•
Death benefit proceeds from Non-Qualified Contracts are taxable to the beneficiary as ordinary income to the extent of any earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code. Federally recognized spouses are given specialized treatment in receipt of payments.

•
Depending upon the type of Qualified Contract you own, required minimum distributions (RMDs) must be satisfied when you reach a certain age. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.

TAX-FREE SECTION 1035 EXCHANGES

Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Internal Revenue Code for all or a portion of one annuity contract for another, or all of a life insurance policy for an annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different, and

•	you will no longer have access to any benefits from your previous contract.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

14.	OTHER INFORMATION

ALLIANZ LIFE OF NEW YORK

Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York on September 21, 1982. Our address is One Chase Manhattan Plaza, 37th Floor, New York, NY 10005-1423. We offer variable annuities. We are licensed to do direct business in 6 states, including New York and the District of Columbia. We are a subsidiary of Allianz SE, a provider of integrated financial services.

THE SEPARATE ACCOUNT

We established Allianz Life of NY Variable Account C (the Separate Account) as a separate account under New York insurance law on February 26, 1988. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.

The Separate Account holds the assets that underlie the Contracts, except assets allocated to our general account. We keep the Separate Account assets separate from the assets of our general account and other separate accounts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Investment Option.

We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities, other than those arising from the Contracts.

If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and charges. The obligations under the Contracts are obligations of Allianz Life of New York.

DISTRIBUTION

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. Allianz Life Financial is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Financial is registered as a broker/dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). Allianz Life Financial is not a member of Securities Investors Protection Corporation. More information about Allianz Life Financial is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.

We have entered into a distribution agreement with Allianz Life Financial for the distribution of the Contracts. Allianz Life Financial also may perform various administrative services on our behalf.

We may fund Allianz Life Financial’s operating and other expenses, including: overhead; legal and accounting fees; Financial Professional training; compensation for the Allianz Life Financial management team; and other expenses associated with the Contracts. Financial Professionals and their managers are also eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with Allianz Life Financial. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

Allianz Life Financial does not itself sell the Contracts to customers. Rather, customers typically are working with a Financial Professional acting as an investment adviser, who advises the customer to purchase a Contract through a third-party broker-dealer. Investment advisers and broker-dealers involved in selling the Contracts may include Questar Asset Management, Inc., an affiliated investment adviser, or Questar Capital Corporation, an affiliated broker/dealer.

We do not pay sales commissions in connection with sales of the Contracts. Rather, the Contract Owner pays an investment advisory fee to his or her Financial Professional.

The Investment Options may assess a Rule 12b-1 fee. These fees are paid to Allianz Life Financial as consideration for providing certain services and incurring certain expenses permitted under the Investment Option’s plan. These fees typically equal 0.25% of an Investment Option’s average daily net assets for the most recent calendar year.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an Investment Option may make payments for administrative services to Allianz Life Financial or its affiliates.

Broker-dealers and investment advisers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services.

We and/or Allianz Life Financial may pay certain broker-dealer and investment advisory firms additional marketing support allowances for:

•	marketing services and increased access to their Financial Professionals;

•	sales promotions relating to the Contracts;

•	costs associated with sales conferences and educational seminars;

•	the cost of client meetings and presentations; and

•	other sales expenses incurred by them.

We retain substantial discretion in determining whether to grant a marketing support payment to a particular firm and the amount of any such payment.

We may also make payments for marketing and wholesaling support to broker/dealer affiliates of Investment Options that are available through the variable annuities we offer.

Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.

A portion of the payments made to broker-dealer and investment advisory firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.

We intend to recover expenses through fees and charges imposed under the Contract.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.

ADDITIONAL CREDITS FOR CERTAIN GROUPS

We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

ADMINISTRATION/ALLIANZ SERVICE CENTER

The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. Our Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative services performed by our Service Center include:

•	issuance and maintenance of the Contracts,
•	maintenance of Owner records,
•	processing and mailing of account statements and other mailings to Owners, and
•	routine customer service including:
–	responding to Owner correspondence and inquiries,
–	processing of Contract changes,
–	processing withdrawal requests (both partial and total) and
–	processing annuitization requests.

To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Investment Options, will be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.

LEGAL PROCEEDINGS

Like other life insurance companies, we from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or Allianz Life Financial is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or Allianz Life Financial’s ability to perform its obligations.

FINANCIAL STATEMENTS

The financial statements of Allianz Life of New York and the financial statements of the Separate Account have been included in Part C of the Registration Statement.

STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934

Allianz Life of New York hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

15.	PRIVACY AND SECURITY STATEMENT

2012
Your privacy is a high priority for Allianz Life Insurance Company of New York. Our pledge to protect your privacy is reflected in our Privacy and Security Statement. This statement outlines our principles for collecting, using and protecting information that we maintain about you.

Information about you that Allianz Life® of NY collects
Allianz Life of NY collects information about you so that we can process the insurance transactions you request. We limit the amount of your information collected to what we feel is needed to maintain your account. We may collect your information from the following sources:

•	From you, either directly or through your agent. This may include information on your insurance application or other forms you may complete, such as your name, address and telephone number.

•	From others, through the process of handling a claim. This may include information from medical or accident reports.

•	From your doctor or during a home visit by a health assessment professional. This may include medical information about you gathered with your written authorization.

•	From your relationship with us, such as the number of years you have been a customer or the types of insurance products you purchased.

•	From a consumer reporting agency such as a medical, credit, or motor vehicle report. The information in these reports may be kept by the agency and shared with others.

Information about you that Allianz Life of NY shares
Allianz Life of NY does not share information about current or former customers with anyone, except as “allowed by law.” “Allowed by law” means that we may share your information, such as your name, address and policy information, as follows:

•	With affiliates and service providers in order to administer or service your policy.

•
With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to determine eligibility for coverage or to process your requested transactions.

•	With your insurance agent so that they can perform services for you.

•	With medical professionals in order to process your claim.

•	With a state Department of Insurance in order to examine our records or business practices.

•	With a state or federal law enforcement agency, as required by law or to report suspected fraud activities.

•	With research groups to conduct studies on claims results. No individual is identified in any study or report.

Service providers with whom we legally share your information are required to sign a Privacy and Security Agreement with us.

Allianz Life of NY does not sell your information to anyone
We do not share your information with anyone for their own marketing purposes. For this reason, we are not required to obtain an “opt-in election,” an “opt-out election” or an authorization from you. We also do not share your information with any of our affiliated companies, except to administer or service your policy.

Allianz Life of NY policies and practices regarding security of your information
Allianz Life of NY uses computer hardware and software tools to maintain physical and electronic safeguards. These safeguards comply with applicable federal and state regulations. We use state-of-the-art technology to secure our websites and protect the information that may be shared over these sites.

If you visit one of our websites, we may use “cookies” (small text files sent from our site to your hard drive). These cookies help us to recognize repeat visitors and allow easy access to and use of the site. We do not use cookies to gather your information. The cookies only enable you to use our website more easily. Refer to the Privacy link at the bottom of our website for more information on browsing privacy practices.

Your ability to access and correct your information
You have the right to access and obtain a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. If you wish to review your information, please write us at the address below. Provide your full name, address and policy number(s). For your protection, please have your request notarized. This will ensure the identity of the person requesting your information. Alternately, you may also make your request through our secure website.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

Within 30 working days of our receipt of your request, your information will be available. You may see the information in person or we will send you a copy. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.

If you believe any of your information is incorrect, notify us in writing at the address below. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you that is obtained from a consumer reporting agency or a Department of Motor Vehicles. At your request, we will provide you with the names and addresses of these agencies so that you can contact them directly.

Notification of change

Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to introducing any changes. This Privacy and Security Statement is also displayed on our website (http://www.allianzlife.com/NewYork).

For more information or if you have questions

If you have any questions or concerns about our privacy policies or procedures, please call the Corporate Compliance Privacy Office at 800-729-9743, write us at the following address, or contact us via the website.

Allianz Life Insurance Company of New York
Home Office: New York, NY

Administrative Office
PO Box 1431
Minneapolis, MN 55440-1431

M40018-NY (R-12/2011)

16.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

Allianz Life of New York……………………………………………..	2	Annuity Purchases by Nonresident Aliens and Foreign
Experts…………………………………………………………………	2	Corporations……………………………………………………	8
Legal Opinions………………………………………………………..	2	Income Tax Withholding…………………………….	8
Distributor……………………………………………………………..	2	Multiple Contracts……………………………………	9
Federal Tax Status……………………………………………………	3	Partial 1035 Exchanges…………………………….	9
Annuity Contracts in General……………………………………	3	Assignments, Pledges and Gratuitous Transfers…	9
Taxation of Annuities in General………………………………..	3	Death Benefits……………………………………….	9
Qualified Contracts……………………………………………….	4	Federal Estate Taxes………………………………..	9
Purchasing a Qualified Contract………………………………..	5	Generation-Skipping Transfer Tax………………...	10
Distributions Qualified Contracts………………………………..	6	Foreign Tax Credits………………………………….	10
Distributions Non-Qualified Contracts………………………….	7	Possible Tax Law Changes…………………………	10
Required Distributions……………………………………………	7	Annuity Payments………………………………………..	10
Withholding………………………………………………………..	8	Annuity Payment Options……………………………	10
Diversification……………………………………………………..	8	Financial Statements…………………………………….	10
Owner Control…………………………………………………….	8	Appendix – Death of the Owner and/or Annuitant…	11
Contracts Owned by Non-Individuals…………………………..	8

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

APPENDIX A – ANNUAL OPERATING EXPENSES FOR EACH INVESTMENT OPTION

This table describes, in detail, the annual expenses for each of the Investment Options. We show the expenses as a percentage of an Investment Option’s average daily net assets for the most recent calendar year. Except for the AZL Funds and the PIMCO VIT portfolios, neither the Investment Options nor their advisers are affiliated with us. Expenses may vary in current and future years. The investment advisers for the Investment Options provided the fee and expense information and we did not independently verify it. See the Investment Options’ prospectuses for further information regarding the expenses you may expect to pay. Some of the Investment Options or their affiliates may also pay service fees to us or our affiliates. If these fees are deducted from Investment Option assets, they are reflected in the table below.

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ GLOBAL INVESTORS CAPITAL
AZL Allianz AGIC Opportunity Fund	.85	.25	–	.09	–	1.19
BLACKROCK
AZL BlackRock Capital Appreciation Fund	.80	.25	–	.08	–	1.13
AZL International Index Fund	.35	.25	–	.23	–	.83
AZL Mid Cap Index Fund	.25	.25	–	.13	.02	.65
AZL Money Market Fund	.35	.25	–	.06	–	.66
AZL Russell 1000 Growth Index Fund	.44	.25	–	.13	–	.82
AZL Russell 1000 Value Index Fund	.44	.25	–	.10	.01	.80
AZL S&P 500 Index Fund	.17	.25	–	.10	–	.52
AZL Small Cap Stock Index Fund	.26	.25	–	.12	.02	.65
BlackRock Equity Dividend V.I. Fund – Class 3.60		.25	–	.49	–	1.34
BlackRock Global Allocation V.I. Fund – Class 3.64		.25	–	.26	.02	1.17
COLUMBIA
AZL Columbia Mid Cap Value Fund	.75	.25	–	.08	.01	1.09
AZL Columbia Small Cap Value Fund	.90	.25	–	.10	–	1.25
DAVIS
AZL Davis New York Venture Fund – Class 2.75		.25	–	.10	–	1.10
DREYFUS
AZL Dreyfus Research Growth Fund	.77	.25	–	.08	–	1.10
Dreyfus VIF Appreciation Portfolio	.75	.25	–	.05	–	1.05
EATON VANCE
Eaton Vance VT Floating-Rate Income Fund	.58	.25	.25	.10	–	1.18
FEDERATED
AZL Federated Clover Small Value Fund	.75	.25	–	.09	–	1.09
FIDELITY MANAGEMENT & RESEARCH COMPANY
Fidelity VIP Emerging Markets Portfolio – Service Class 2.81		.25	–	.48	–	1.54
Fidelity VIP Mid Cap Portfolio – Service Class 2.56		.25	–	.10	–	.91
Fidelity VIP Strategic Income Portfolio – Service Class 2.57		.25	–	.13	–	.95
FRANKLIN TEMPLETON
AZL Franklin Templeton Founding Strategy Plus Fund	.70	.25	–	.31	–	1.26
Franklin High Income Securites Fund – Class 2.53		.25	–	.05	–	.83
Franklin Income Securities Fund – Class 2.45		.25	–	.02	–	.72
Franklin Rising Dividends Securities Fund – Class 2.62		.25	–	.02	.01	.90
Franklin Strategic Income Securities Fund – Class 2.35		.25	–	.26	.01	.87
Franklin Templeton VIP Founding Funds Allocation Fund – Class 2.00		.25	–	.11	.65	1.01
Franklin U.S. Government Fund – Class 2.48		.25	–	.03	–	.76
Mutual Shares Securities Fund – Class 2.60		.25	–	.13	–	.98
Templeton Global Bond Securities Fund – Class 2.46		.25	–	.10	–	.81
Templeton Growth Securities Fund – Class 2.74		.25	–	.04	–	1.03
GATEWAY
AZL Gateway Fund	.80	.25	–	.20	.01	1.26

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012
Appendix A

Investment Option	Management fees	Rule 12b-1 fees	Service fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
INVESCO
AZL Invesco Equity and Income Fund	.75	.25	–	.09	.02	1.11
AZL Invesco Growth and Income Fund	.76	.25	–	.08	–	1.09
AZL Invesco International Equity Fund	.90	.25	–	.12	.01	1.28
Invesco V.I. Balanced-Risk Allocation Fund – Series II	.92	.25	–	.30	.02	1.49
Invesco Van Kampen V.I. American Value Fund – Series II	.72	.25	–	.25	–	1.22
J.P. MORGAN
AZL JPMorgan International Opportunities Fund	.95	.25	–	.12	–	1.32
AZL JPMorgan U.S. Equity Fund – Class 2.80		.25	–	.08	–	1.13
JPMorgan Insurance Trust Core Bond Portfolio – Class 2.40		.25	–	.19	–	.84
LAZARD
Lazard Retirement International Equity Portfolio – Service Shares	.75	.25	–	.12	–	1.12
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	.75	.25	–	.15	–	1.15
LEGG MASON
Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II	.75	.25	–	.07	–	1.07
Legg Mason Dynamic Multi-Strategy VIT Portfolio – Class II	.45	.25	–	.15	.52	1.37
MFS
AZL MFS Investors Trust Fund	.75	.25	–	.09	–	1.09
AZL MFS Value Fund	.74	.25	–	.08	–	1.07
MFS VIT II International Value Portfolio – Service Class	.90	.25	–	.11	–	1.26
MFS VIT Research Bond Portfolio – Service Class	.50	.25	–	.07	–	.82
MFS VIT Utilities Portfolio – Service Class	.73	.25	–	.08	–	1.06
MORGAN STANLEY
AZL Morgan Stanley Global Real Estate Fund	.90	.25	–	.20	–	1.35
AZL Morgan Stanley Mid Cap Growth Fund	.80	.25	–	.09	–	1.14
NFJ
AZL NFJ International Value Fund	.90	.25	–	.09	–	1.24
OPPENHEIMERFUNDS
AZL Oppenheimer Discovery Fund	.85	.25	–	.09	–	1.19
Oppenheimer International Growth Fund/VA – Service Shares	.95	.25	–	.14	–	1.34
PIMCO
PIMCO EqS Pathfinder Portfolio – Advisor Class	1.10	.25	–	.01	.03	1.39
PIMCO VIT All Asset Portfolio – Admin. Class	.425	–	.15	–	.74	1.315
PIMCO VIT CommodityRealReturn Strategy Portfolio – Admin. Class	.74	–	.15	.02	.14	1.05
PIMCO VIT Emerging Markets Bond Portfolio – Admin. Class	.85	–	.15	–	–	1.00
PIMCO VIT Global Bond Portfolio (Unhedged) – Admin. Class	.75	–	.15	–	–	.90
PIMCO VIT Global Multi-Asset Portfolio – Admin. Class	.95	–	.15	–	.51	1.61
PIMCO VIT Low Duration Portfolio	.50	–	.15	–	–	.65
PIMCO VIT High Yield Portfolio – Admin. Class	.60	–	.15	–	–	.75
PIMCO VIT Real Return Portfolio – Admin. Class	.50	–	.15	–	–	.65
PIMCO VIT Total Return Portfolio – Admin. Class	.50	–	.15	–	–	.65
PIMCO VIT Unconstrained Bond Portfolio – Admin Class	.90	–	.15	–	–	1.05
PYRAMIS
AZL Pyramis Core Bond Fund	.50	.25	–	.15	–	.90
SCHRODER
AZL Schroder Emerging Markets Equity Fund	1.23	.25	–	.22	–	1.70
T. ROWE PRICE
T. Rowe Price Blue Chip Growth Portfolio – Class II	.85	.25	–	–	–	1.10
T. Rowe Price Equity Income Portfolio – Class II	.85	.25	–	–	–	1.10
T. Rowe Price Health Sciences Portfolio – Class II	.95	.25	–	–	–	1.20
WADDELL & REED INVESTMENT MANAGEMENT COMPANY
Ivy Funds VIP Asset Strategy Portfolio	.69	.25	–	.06	–	1.00
Ivy Funds VIP Energy Portfolio	.85	.25	–	.14	–	1.24
Ivy Funds VIP Global Natural Resources Portfolio	1.00	.25	–	.12	–	1.37
Ivy Funds VIP Growth Portfolio	.70	.25	–	.05	–	1.00
Ivy Funds VIP Mid Cap Growth Portfolio	.85	.25	–	.08	–	1.18
Ivy Funds VIP Science and Technology Portfolio	.85	.25	–	.08	–	1.18

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012
Appendix A

This table describes, in detail, the annual expenses for each of the Allianz Fund of Funds. We show the expenses as a percentage of an Investment Option’s average daily net assets. The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.

Investment Option	Management fees	Rule 12b-1 fees	Other expenses	Total	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
ALLIANZ FUND OF FUNDS
AZL Fusion Balanced Fund	.20	–	.03	.23	.86	1.09
AZL Fusion Conservative Fund	.20	–	.06	.26	.80	1.06
AZL Fusion Growth Fund	.20	–	.03	.23	.99	1.22
AZL Fusion Moderate Fund	.20	–	.02	.22	.92	1.14

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012
Appendix A

APPENDIX B – EFFECTS OF PARTIAL WITHDRAWALS AND TRANSFERS ON THE VALUES AVAILABLE UNDER THE RETIREMENT PROTECTION ACCOUNT

These calculations show the effects of partial withdrawals, transfers of Retirement Protection Account Value to your other Account, and Lifetime Income Payments on the Retirement Protection Account’s values. All fractional numbers in these examples have been rounded up to the next whole number.

Partial withdrawals and transfers out of the Retirement Protection Account reduce the Contract Value and Retirement Protection Account Value on a dollar for dollar basis, and reduce the Retirement Protection Account’s guaranteed values by the greater of the percentage of Retirement Protection Account Value taken, or the dollar amount taken.

The following example shows the effect on the Retirement Protection Account’s Benefit Base assuming a Contract with a $90,000 initial allocation to the Retirement Protection Account and a $5,000 transfer to the Portfolio Choice Account (before Lifetime Income Payments begin) when the Retirement Protection Account Value is $100,000, the Contract Value is $150,000, and the Benefit Base is $102,000.

Transfer to the Portfolio Choice Account	Contract Value	Retirement Protection Account Value	Quarterly Anniversary Value (Benefit Base)
Prior to transfer	$150,000	$100,000	$102,000
$5,000 transfer	no change	–$5,000	–[($5,000/ 100,000) X 102,000)] =– $5,100
After transfer	$150,000	$95,000	$96,900
Lifetime Income Payments reduce the Contract Value and Retirement Protection Account Value on a dollar for dollar basis, and reduce the Maximum Anniversary Death Benefit’s Maximum Anniversary Value by the greater of the percentage of Retirement Protection Account Value taken, or the dollar amount taken. They do not reduce the Benefit Base or annual maximum payment.

The following example assumes you are the Covered Person, begin Lifetime Income Payments at age 66 when the Benefit Base is $120,000 and current payment percentage based on the Ten-year U.S. Constant Maturity Treasury rate is 4%, and take the annual maximum Lifetime Income Payment of $4,800 (4% of the $120,000 Benefit Base). The Retirement Protection Account Value on the Payment Date is $97,000 and the Maximum Anniversary Death Benefit’s Maximum Anniversary Value is $117,000.

Lifetime Income Payment	Retirement Protection Account Value	Maximum Anniversary Death Benefit’s Maximum Anniversary Value	Benefit Base
Prior to payment	$97,000	$117,000	$120,000
$4,800 payment	– $4,800	–[($4,800/ 97,000) x 117,000)] =– $5,790	no change
After payment	$92,200	$111,210	$120,000
An Excess Withdrawal is a Retirement Protection Account withdrawal you take on or after the Benefit Election Date that when added to any other Retirement Protection Account withdrawals taken during the Benefit Year and your annual actual payment, is greater than your current annual maximum payment. Partial Excess Withdrawals immediately reduce the Retirement Protection Account Value on a dollar for dollar basis, and reduce the Maximum Anniversary Death Benefit’s Maximum Anniversary Value by the greater of the percentage of Retirement Protection Account Value taken, or the dollar amount taken. They also reduce the annual maximum Lifetime Income Payment on the next Benefit Anniversary.

Continuing from the Lifetime Income Payment example, assume you take a $5,000 partial Excess Withdrawal later in the first payment year (Benefit Year) when the Retirement Protection Account Value is $92,000.

Excess Withdrawal	Retirement Protection Account Value	Benefit Base	Next Anniversary’s Annual Maximum Payment
Prior to withdrawal	$92,000	$120,000	$4,800
$5,000 withdrawal	– $5,000	–[($5,000/ 92,000) x 120,000)] =– $6,522	–[($5,000/ 92,000) x 4,800)] =– $261
After withdrawal	$87,000	$113,478	$4,539

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012
Appendix B

FOR SERVICE OR MORE INFORMATION

You can review and copy information about us, the Separate Account, the prospectus and the SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.

The SEC also maintains a website (http://www.sec.gov). The prospectus, the SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:

Public Reference Section of the Commission
100 F Street, NE
Washington, DC 20549

If you need customer service (such as changes in Contract information, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.), or are sending an application without a check by regular mail, please contact our Service Center at:

Allianz Life Insurance Company of New York
P.O. Box 561
Minneapolis, MN 55440-0561
(800) 624-0197

For an application without a check by overnight, certified or registered mail please use this address:

Allianz Life Insurance Company of New York
5701 Golden Hills Drive
Golden Valley, MN 55416-1297

ADDRESSES FOR MAILING CHECKS

For an application with a check, or a check for an additional Purchase Payment by regular mail please use this address:

Allianz Life Insurance Company of New York
NW5990
P.O. Box 1450
Minneapolis, MN 55485-5990

For an application with a check, or a check for an additional Purchase Payment by overnight, certified or registered mail please use this address:

Allianz Life Insurance Company of New York
NW5990
1801 Parkview Drive
Shoreview, MN 55126

NOTE: Applications with a check, or checks for additional Purchase Payments you send to the wrong address are forwarded to the 1801 Parkview Drive address listed above, which may delay processing.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract Prospectus – July 30, 2012

STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ RETIREMENT ADVANTAGESM NEW YORK
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
VARIABLE DEFERRED ANNUITY CONTRACT
ISSUED BY
ALLIANZ LIFE® OF NY VARIABLE ACCOUNT C
(THE SEPARATE ACCOUNT) AND
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
(ALLIANZ LIFE OF NEW YORK, WE, US, OUR)
JULY 30, 2012

This Statement of Additional Information (SAI) is incorporated by reference into the prospectus that has been filed as Part A of the Registration Statement. This SAI should be read in conjunction with the prospectus. Definitions of capitalized terms can be found in the glossary of the prospectus. The prospectus is incorporated in this SAI by reference.

The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract’s prospectus, call or write us at:

Allianz Life Insurance Company of New York
One Chase Manhattan Plaza, 37th Floor
New York, NY 10005-1423
(800) 624-0197

TABLE OF CONTENTS

Allianz Life of New York……………………………………………..	2	Annuity Purchases by Nonresident Aliens and Foreign
Experts…………………………………………………………………	2	Corporations……………………………………………………	8
Legal Opinions………………………………………………………..	2	Income Tax Withholding…………………………….	8
Distributor……………………………………………………………..	2	Multiple Contracts……………………………………	9
Federal Tax Status……………………………………………………	3	Partial 1035 Exchanges…………………………….	9
Annuity Contracts in General……………………………………	3	Assignments, Pledges and Gratuitous Transfers…	9
Taxation of Annuities in General………………………………..	3	Death Benefits……………………………………….	9
Qualified Contracts……………………………………………….	4	Federal Estate Taxes………………………………..	9
Purchasing a Qualified Contract………………………………..	5	Generation-Skipping Transfer Tax………………...	10
Distributions Qualified Contracts………………………………..	6	Foreign Tax Credits………………………………….	10
Distributions Non-Qualified Contracts………………………….	7	Possible Tax Law Changes…………………………	10
Required Distributions……………………………………………	7	Annuity Payments………………………………………..	10
Withholding………………………………………………………..	8	Annuity Payment Options……………………………	10
Diversification……………………………………………………..	8	Financial Statements…………………………………….	10
Owner Control…………………………………………………….	8	Appendix – Death of the Owner and/or Annuitant…	11
Contracts Owned by Non-Individuals…………………………..	8

RetAdvNYSAI-0712

The Allianz Retirement AdvantageSM New York Variable Annuity Contract SAI – July 30, 2012

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ALLIANZ LIFE OF NEW YORK

Allianz Life of New York is a stock life insurance company organized under the laws of the state of New York. Before January 1, 2003, Allianz Life of New York was known as Preferred Life Insurance Company of New York. We are a subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is also a stock life Insurance company. Allianz Life is a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a subsidiary of Allianz SE, a provider of integrated financial services. Allianz SE is headquartered in Munich, Germany, and has sales outlets throughout the world. We offer fixed and variable annuities and individual life insurance.

Allianz Life of New York does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life of New York in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

EXPERTS

The financial statements of Allianz Life of NY Variable Account C as of and for the year or period ended December 31, 2011 (including the statements of changes in net assets for each of the years or periods in the two year period then ended and the financial highlights for each of the periods presented) and the financial statements and supplemental schedules of Allianz Life Insurance Company of New York as of December 31, 2011 and 2010 and for each of the years in the three-year period ended December 31, 2011, are included in Part C of the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, also included in Part C, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2011 financial statements and supplemental schedules of Allianz Life Insurance Company of New York refers to a change in the method of evaluating other-than-temporary impairments of fixed maturity securities due to the adoption of accounting requirements issued by the Financial Accounting Standards Board (FASB), as of January 1, 2009. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

LEGAL OPINIONS

Stewart D. Gregg, Senior Securities Counsel of Allianz Life of New York, has provided legal advice on certain matters in connection with the issuance of the Contracts.

DISTRIBUTOR

Allianz Life Financial Services, LLC (Allianz Life Financial), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor of the Contracts. We do not pay commissions for sales of the Contracts.

Allianz Life Financial sells annuity contracts issued by Allianz Life of New York primarily through “wholesaling,” in which Allianz Life Financial sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, Allianz Life Financial has agreements with approximately 894 retail broker/dealers to sell its contracts.

The Contracts offered by this Registration Statement are designed specifically to be marketed by investment advisory firms and their advisory representatives. These firms may also be registered as broker-dealers.

As described in the prospectus, Allianz Life Financial may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, Allianz Life Financial makes marketing support payments to approximately 48 broker-dealer firms. These payments vary in amount. In 2011, the five firms receiving the largest payments, ranging from $769,664 to $4,297,627, are listed below. Marketing support payments may also be made to managers of Investment Options or their affiliates for providing Investment Option information and marketing support. In addition, Allianz Life Financial may make marketing support payments to investment advisory firms marketing the Contract.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract SAI – July 30, 2012

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Firm Name
LPL Financial Network
The Advisor Group Network
Wells Fargo Network
National Planning Holdings
HD Vest Investment Services

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.

These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).

If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract under Section 72(u) of the Code.

TAXATION OF ANNUITIES IN GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as Annuity Payments. For a lump sum payment received as a full withdrawal (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract (your investment). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. A partial withdrawal results in tax on any gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any charges, and the Contract’s cash basis). Lump sum withdrawals, whether partial or full, may also be subject to a federal penalty tax equal to 10% of the taxable amount.

For Annuity Payments, the portion of each payment included in income equals the excess of the payment over the exclusion amount. We determine the exclusion amount for Annuity Payments by multiplying the Annuity Payment by the ratio that the investment in the Contract (adjusted for any period certain or refund guarantee) bears to the expected return under the Contract. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. For certain types of Qualified Contracts there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life of New York.

The Allianz Retirement AdvantageSM New York Variable Annuity Contract SAI – July 30, 2012

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QUALIFIED CONTRACTS

If you purchase the Contract under a pension or retirement plan that is qualified under the Code, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.

A Qualified Contract does not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a qualified plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

Types of Qualified Contracts

We may issue the following types of Qualified Contracts.

•
Traditional Individual Retirement Annuity. Section 408 of the Code permits eligible individuals to maintain Individual Retirement Annuities (IRAs). IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. You cannot make contributions once the Owner reaches age 70½. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.

•
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.

Conversions to a Roth IRA from a Traditional IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% federal penalty tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).

Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59½, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).

Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% federal penalty tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.

•
Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary. Inherited IRA Contracts are not currently available under this Contract. However, that may change in the future.

•
Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.

Qualified Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.

If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party

The Allianz Retirement AdvantageSM New York Variable Annuity Contract SAI – July 30, 2012

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administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions.

Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.

PURCHASING A QUALIFIED CONTRACT

The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

The tax rules regarding qualified plans are very complex and have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.

Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.

Many withdrawals from Qualified Contracts can be rolled over to an IRA or another qualified retirement plan. If you receive a withdrawal from a Qualified Contract that could be rolled over and you do not elect to make a direct rollover of that amount to an IRA or qualified plan, by law 20% of the taxable amount must be withheld by us for taxes. In situations where this mandatory tax withholding does not apply, other tax amounts may be withheld unless you elect out of the withholding. You may request more detailed information about income tax withholding at the time of a withdrawal. For more information, see prospectus section 7, Taxes – Distributions – Qualified Contracts.

DISTRIBUTIONS – QUALIFIED CONTRACTS

Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for:

1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59½;

2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);

3)	after separation from service, paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

4)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;

5)	distributions made on account of an IRS levy upon the Qualified Contract;

The Allianz Retirement AdvantageSM New York Variable Annuity Contract SAI – July 30, 2012

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6)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);

7)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;

8)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);

9)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA); and

10)
a reservist called to active duty during the period between September 11, 2001 and December 31, 2007, for a period in excess of 179 days (or for an indefinite period), distributions from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period.

The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service. With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59½ or the close of the five year period that began on the Annuity Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 70½. Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 70½ or retire. Generally, required minimum distributions must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the required minimum distributions are not made, a 50% federal penalty tax is imposed as to the amount not distributed. It is unclear whether a partial withdrawal taken after an Annuity Date will have an adverse impact on the determination of required minimum distributions. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you are receiving Annuity Payments or are age 70½ or older, you should consult with a tax adviser before taking a partial withdrawal.

DISTRIBUTIONS – NON-QUALIFIED CONTRACTS

You, as the Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.

Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Lifetime Income Payments are treated as partial withdrawals. While the Benefit Base is greater than the Contract Value, if you begin receiving Lifetime Income Payments, it is possible that the IRS could assert that the amount you receive will be taxable as ordinary income up to an amount equal to the excess of the Benefit Base immediately before the withdrawal over your investment in the Contract at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.

If you annuitize the Contract, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you annuitize the Contract should be treated as annuity payments (and not withdrawals) for tax purposes. A portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we

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expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.

Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to a federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the federal penalty tax. There is an exception to this 10% federal penalty tax for amounts:

1)	paid on or after you reach age 59½;

2)	paid after you die;

3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);

4)	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

5)	paid as annuity payments under an immediate annuity; or

6)	that come from Purchase Payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or the close of the five year period that began on the Annuity Date, then the tax for the year of the modification is increased by the 10% federal penalty tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% federal penalty tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.

REQUIRED DISTRIBUTIONS

Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Owner dies on or after you annuitize the Contract, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Owner’s date of death; and (b) if any Owner dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death. These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner.

Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.

Other rules may apply to Qualified Contracts.

WITHHOLDING

Annuity distribution recipients are generally subject to federal income tax withholding. Recipients can, however, generally choose not to have this tax withheld unless withholding is required in their state.

“Eligible rollover distributions” from qualified plans are subject to a mandatory 20% federal income tax withholding. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as Beneficiary or alternate Payee) from such a plan, except required minimum distributions required by the Code, a series of substantially equal periodic payments made for life or ten years or more, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the Contract plan to a qualified plan, IRA, TSA or 403(b) plan, or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

DIVERSIFICATION

Code Section 817(h) imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department (Treasury Department). If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. The Code contains a safe harbor provision which provides that annuity contracts,

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such as this Contract, meet the diversification standards if, as of the end of each quarter, the Contract’s underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

Treasury regulations (Treasury Reg. 1.817-5) amplify the Code’s diversification standards for variable contracts and provide an alternative to this safe harbor provision. We intend that all Contract Investment Options be managed by the investment advisers so that they comply with these diversification standards.

OWNER CONTROL

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contracts’ features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the Investment Options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.

CONTRACTS OWNED BY NON-INDIVIDUALS

When a Non-Qualified Contract is owned by a non-individual (for example, certain entities other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year. We do not accept corporations as non-individual Owners.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

INCOME TAX WITHHOLDING

Any part of a distribution that is included in the Owner’s gross income is subject to federal income tax withholding. Generally, we withhold amounts from periodic payments at the same rate as wages, and we withhold 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from retirement plans qualified under Code Section 401, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:

•
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or

•	required minimum distributions; or

•	any part of a distribution not included in gross income (for example, returns of after-tax contributions); or

•	hardship withdrawals.

Participants should consult a tax adviser regarding withholding requirements.

MULTIPLE CONTRACTS

Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distribution from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are

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considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.

PARTIAL 1035 EXCHANGES

Code Section 1035 provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. IRS guidance however, confirmed that the direct transfer of a part of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 12 months of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before partial exchanging an annuity contract.

ASSIGNMENTS, PLEDGES AND GRATUITOUS TRANSFERS

Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. Qualified Contracts generally cannot be assigned or pledged. The Contract’s tax basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than in their spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s tax basis at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income.

The transfer or assignment of Contract ownership, the designation of an Annuitant, the selection of certain Income Dates, or a Contract exchange may result in other tax consequences that are not discussed here. An Owner should consult a tax adviser before requesting a transfer, assignment, or exchange.

DEATH BENEFITS

Any death benefit is taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments. Estate taxes may also apply.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX

The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

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ANNUITY PAYMENTS

We base Annuity Payments on your Contract Value. We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. The Contract Value you apply to Annuity Payments is placed in our general account and does not participate in the Investment Options’ performance. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.

Annuity Payments end upon the earliest of the following.

•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.

•	Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period.

•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.

•	When the Contract ends.

ANNUITY PAYMENT OPTIONS

The Annuity Payment Options are briefly described in prospectus section 11 – The Annuity Phase, and we included additional information that you may find helpful here.

Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death.

Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death.

Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. The refund is equal to the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

FINANCIAL STATEMENTS

The audited financial statements of Allianz Life of New York as of and for the year ended December 31, 2011 are included in Part C of the Registration Statement and are incorporated herein by reference. The financial statements should be considered only as bearing upon the ability of Allianz Life of New York to meet its obligations under the Contracts. The audited financial statements of the Separate Account as of and for the year ended December 31, 2011 are also included in Part C of the Registration Statement and are incorporated herein by reference.

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APPENDIX – DEATH OF THE OWNER AND/OR ANNUITANT

The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract assuming you do not assign or change ownership of this Contract. If you assign or change ownership of this Contract, the Accumulation and Annuity Phases end as described here, but the Income Phase ends as described in prospectus section 10, Lifetime Income Payments.

UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation or Income Phases		Action if the Contract is in the Annuity Phase
•	We pay a death benefit to the Beneficiary.(1) For a description of the payout options, see the “Death Benefit Payment Options” discussion in the prospectus, section 12, Death Benefit.	•	The Beneficiary becomes the Owner.
		•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If you are receiving Lifetime Income Payments, payments end.	•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the
Contract ends and are paid at least as rapidly as they were at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Option 5. For more information, see the Annuity Payment Options discussion in this SAI.

		•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
(1)
If the Beneficiary is the deceased’s spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the deceased’s spouse is the Covered Person and continues the Contract, we increase the Retirement Protection Account Value to equal the Quarterly Anniversary Value (and/or the Heritage Account Value to equal the Investment Base) if that amount is greater than the current Account Value, as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death.

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UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation or Income Phases			Action if the Contract is in the Annuity Phase
•
The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries.
			•	The surviving Joint Owner becomes the sole Owner.
			•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•
We pay a death benefit to the surviving Joint Owner.(1) For a description of the payout options available, see the “Death Benefit Payment Options” discussion in the prospectus, section 12, Death Benefit.
•
If the deceased was the only surviving Annuitant, Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Option 5. For more information, see the Annuity Payment Options discussion in this SAI.

•	If you are receiving Lifetime Income Payments:
	–	and the Joint Owners were not spouses, payments end even if the Covered Person is still alive;
	–	and the Joint Owners were spouses, payments end unless the surviving spouse is also the Covered Person and he or she continues the Contract.(2)
			•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
(1)
If the surviving Joint Owner is the deceased’s spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the deceased’s spouse is the Covered Person and continues the Contract , we increase the Retirement Protection Account Value to equal the Quarterly Anniversary Value (and/or the Heritage Account Value to equal the Investment Base) if that amount is greater than the current Account Value, as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death. If both Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries, or the estate of the Joint Owner who died last if there are no contingent Beneficiaries.

(2)	If the surviving spouse continues the Contract after the Benefit Election Date, then Lifetime Income Payments continue at the prior amount.

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UPON THE DEATH OF THE SOLE ANNUITANT
Action if the Contract is in the Accumulation or Income Phases			Action if the Contract is in the Annuity Phase
•
If the Contract is owned by a non-individual (for example, a qualified plan or a trust), we treat the death of the Annuitant as the death of an Owner; we pay the Beneficiary(1) a death benefit, and a new Annuitant cannot be named, and any Lifetime Income Payments.
•
Annuity Payments to the Payee continue until that portion of the Contract ends and are paid at least as rapidly as they were at the Annuitant’s death. For more information on when any portion of the Contract applied to Annuity Payments ends, see the Annuity Payment Options discussion in this SAI. No death benefit is payable under Annuity Options 1 or 3. However, there may be a lump sum available under Annuity Option 5. For more information, see the Annuity Payment Options discussion in this SAI.

•	If the deceased Annuitant was not an Owner, and the Contract is individually owned, we do not pay a death benefit. The Owner can name a new Annuitant subject to our approval.
•	If the deceased Annuitant was a sole Owner, we pay the Beneficiary(1) a death benefit.		•	If the deceased was a sole Owner, the Beneficiary becomes the Owner if the Contract continues.
•
If the deceased Annuitant was a Joint Owner and there is a surviving Joint Owner, the surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses, there may also be contingent Beneficiaries. However, for tax reasons, we do not allow non-spousal Joint Owners to appoint contingent Beneficiaries. We pay a death benefit to the surviving Joint Owner.(2)
			•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner if the Contract continues.
•	If you are receiving Lifetime Income Payments:
	–	and the Contract is solely owned or owned by a non-individual, payments end;
	–	and the Contract is jointly owned by non-spouses, payments end, even if the Covered Person is still alive;
	–	and the Contract is jointly owned by spouses, payments end unless the surviving spouse is also the Covered Person and he or she continues the Contract.(3)
•	For a description of the payout options, see the “Death Benefit Payment Options” discussion in the prospectus, section 12, Death Benefit.
(1)
If the Beneficiary is the deceased’s spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the deceased’s spouse is the Covered Person and continues the Contract, we increase the Retirement Protection Account Value to equal the Quarterly Anniversary Value (and/or the Heritage Account Value to equal the Investment Base) if that amount is greater than the current Account Value, as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death. If the deceased was the Annuitant and the Owner was a non-individual, the surviving spouse becomes the new Owner upon Contract continuation.

(2)
If the surviving Joint Owner is the deceased’s spouse, he or she may be able to continue the Contract instead of receiving a death benefit payout. If the deceased’s spouse is the Covered Person and continues the Contract, we increase the Retirement Protection Account Value to equal the Quarterly Anniversary Value (and/or the Heritage Account Value to equal the Investment Base) if that amount is greater than the current Account Value, as of the end of the Business Day we receive in Good Order at our Service Center the death benefit payment election and due proof of death. If both Joint Owners die before we pay the death benefit, we pay any contingent Beneficiaries, or the estate of the Joint Owner who died last if there are no contingent Beneficiaries.

(3)	If the surviving spouse continues the Contract after the Benefit Election Date, then Lifetime Income Payments continue at the prior amount.

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UPON THE DEATH OF THE ANNUITANT AND THERE IS A SURVIVING JOINT ANNUITANT (NOTE: We only allow you to add a joint Annuitant on the Annuity Date.)
•
Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining specified period of time. For more information, see the Annuity Payment Options discussion in this SAI.
	•	No death benefit is payable.
	•	If the deceased was a sole Owner, the Beneficiary becomes the Owner.
	•	If the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

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